UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒                     Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
IRHYTHM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement 2025

and Notice of Annual Meeting

iRHYTHM

April 16, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of iRhythm Technologies, Inc. (the “Annual Meeting”), which will be held virtually at www.virtualstockholdermeeting.com/IRTC2025 on Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore we have chosen this over an in-person meeting. This approach also lowers costs and enables participation from our global community. The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Annual Meeting materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to stockholders, each of which has been furnished to you over the internet or, if you have requested a paper copy of the materials, by mail.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet, telephone or, if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

Sincerely,
/s/ Quentin S. Blackford
Quentin S. Blackford
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 28, 2025.THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Notice of Annual Meeting of Stockholders

Time and Date	Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time

Place	Virtually at www.virtualstockholdermeeting.com/IRTC2025.

Items of Business
1.Elect eight directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified.
2.Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025.
3.Approve, on a non-binding advisory basis, the compensation of our named executive officers.
4.Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date
April 3, 2025, which we refer to as our Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and attendance of and voting at, the meeting and any adjournments thereof.

Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualstockholdermeeting.com/IRTC2025. We believe the virtual format makes it easier for stock- holders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders–regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact. Please see “General Information About the Meeting” for additional information.
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting” beginning on page 84 of the Proxy Statement.

Voting
Each share of common stock that you own represents one vote. For questions regarding your stock owner- ship, you may contact us through our website at https://investors.irhythmtech.com or, if you are a registered holder, through our transfer agent, Equiniti Trust Company, through its website at www.shareowneronline.com or by phone at (800) 401-1957 (US residents).

This Notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 16, 2025. Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Cautionary Note Regarding Forward-Looking Statements
This proxy statement (“Proxy Statement”) includes forward-looking statements, which are all statements other than statements of historical facts. These statements include, but are not limited to, statements regarding our business, our business strategy and plans, our objectives and future operations and our social responsibility initiatives. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K (“Annual Report”) for the year ended December 31, 2024, and our other U.S. Securities and Exchange Commission (“SEC”) filings, which are available on the Investor Relations page of our website at https:// investors.irhythmtech.com and on the SEC website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting.
Proposals to be Voted On and Board Voting Recommendations

Voting Matter	Board Recommendation	Page

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors will be comprised of eight members. In accordance with our Amended and Restated Certificate of Incorporation, each of our director nominees shall be elected for terms expiring at the next succeeding annual meeting of the stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. We are asking our stockholders to elect eight of our directors for a one-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
	FOR all nominees	29

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM We are asking our stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025.	FOR ratification of the appointment	35

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers.	FOR approval on an advisory basis	37

Key Business Highlights
We are a leading digital healthcare company that is in the business of designing, developing, and commercializing device- based technology to provide cardiac monitoring services that we believe allow clinicians to diagnose certain arrhythmias quicker and with greater efficiency than other services that rely on traditional technology.
We have developed a proprietary system that combines an FDA-cleared and CE-marked, wire-free, patch-based, 14-day wearable biosensor that continuously records electrocardiogram (“ECG”) data with a proprietary, FDA-cleared, CE-marked cloud-based data analytic software to help physicians monitor patients and diagnose arrhythmias (collectively, the “Zio System”). We have provided our Zio ambulatory cardiac monitoring services, including long-term continuous monitoring, short-term continuous monitoring, and mobile cardiac telemetry (“MCT”) monitoring services (collectively, the “Zio Services”), using our Zio System. These services are offered through three Zio System options — the Zio Monitor System, the Zio XT System, and the Zio AT System.
Since first receiving clearance from the U.S. Food and Drug Administration (“FDA”) for our technology in 2009, we have supported physician and patient use of our technology and provided ambulatory cardiac monitoring services from our Medicare-enrolled independent diagnostic testing facilities (“IDTFs”) and with our qualified technicians. Over this period, we have provided the Zio Services to over eight million patients and have collected over 2 billion hours of curated heartbeat data.
In 2024, we continued to drive significant growth in our core business, and we believe that our ongoing accomplishments and investments will provide the foundation for sustained value creation over the long term. Over the past five years, our revenue compound annual growth rate, or CAGR, grew over 22%, reflecting continued resilience amid various micro- and macro-economic challenges. Significant financial and operational highlights in 2024 included:

Table of Contents	iRhythm Proxy Statement 2025	7

Proxy Statement Summary

Accelerated momentum in core U.S. commercial business
•Grew full year 2024 revenue by 20.1% compared to full year 2023, driven by record customer demand, increasing primary care physician adoption, and increasing market share penetration
•Record year of new account openings for both Zio monitor and Zio AT in 2024, as well as strong volume contributions from large national accounts
•Increased our cumulative registrations through EHR-integrated accounts to over 2 million and announced collaboration with Epic’s Aura platform to streamline access to iRhythm’s Zio Services through improved operational efficiency for clinicians
•Successfully launched initial phase of manufacturing automation plans by implementing a cutting-edge auto-handler technology to automate the testing of printed circuit board assembly (“PCBA”) components of Zio monitor, marking a significant corporate milestone expected to set the stage for future growth and innovation that will enhance our operational efficiency and capacity

Advanced initiatives within growth pillars to drive future value creation
•Received regulatory approval from the Japanese Pharmaceutical and Medical Device Agency (“PMDA”) for the Zio® fourteen-day, long-term continuous ECG monitoring system, the first product to deliver arrhythmia monitoring service utilizing artificial intelligence
•Expanded global access to ambulatory cardiac monitoring with commercial launch of Zio® monitor and Zio® long-term continuous ambulatory ECG monitoring service in Austria, the Netherlands, Spain, and Switzerland
•Signed exclusive license agreement with BioIntelliSense, Inc., a continuous health monitoring and clinical intelligence company, to develop and commercialize certain patented technology assets in ambulatory cardiac monitoring to accelerate the next chapter of connected patient care
•Advanced our clinical research efforts with more than 20 independent peer-reviewed publications produced during the year

Operated with discipline and efficiency to drive financial sustainability
•Drove full year 2024 gross margin improvement of 160-basis points compared to full year 2023
•Net loss for full year 2024 of $113.3 million, a $10.1 million improvement compared to full year 2023
•Adjusted EBITDA for the full year 2024 was negative $7.7 million, or negative 1.3% of revenue
•Ended the year with a cash, cash equivalents, and marketable securities balance of $535.6 million as of December 31, 2024

*Adjusted EBITDA margin for the full year ended December 31, 2024, includes $32.4 million of acquired in-process research and development expense. Adjusted EBITDA defined for a particular period as net loss before income tax provision, depreciation and amortization, interest expense, interest income and as further adjusted for stock-based compensation expense, changes in fair value of strategic investments, impairment and restructuring charges, business transformation costs, and loss on extinguishment of debt. See appendix for reconciliation.

Table of Contents	iRhythm Proxy Statement 2025	8

Proxy Statement Summary
We continue to create and build long-term value for our stockholders. The following depicts our relative Total Stockholder Return (“TSR”) for the one, three and five-year periods ending on December 31, 2024 (represented by the red dot), compared to the S&P Healthcare Equipment Select Industry Index for the same periods.

Corporate Governance Highlights
We are committed to good corporate governance, which strengthens the accountability of our Board of Directors and promotes the long-term interests of our stockholders. Key elements of our independent board and leadership practices are outlined below, and discussed further in this proxy statement:

Independent Chairman of the Board
Abhijit Talwalkar serves as the independent chairperson of our Board of Directors. Our Board of Directors believes that Mr. Talwalkar’s deep technology knowledge and extensive experience in executive and board leadership roles at other technology companies make him well qualified to serve as chair of our Board of Directors.

Independent Board and Committee Oversight
Our Corporate Governance Guidelines provide that there will at all times be a majority of independent directors on our Board of Directors. A majority of our current directors are independent (eight out of nine of our current directors). Our independent directors conduct regular executive sessions. All committees of the Board of Directors are composed of independent directors.

Board Composition
In evaluating potential members of the Board of Directors, including directors who are eligible for re- election, our Nominating and Corporate Governance committee takes into account professional expertise and education as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors.

Comprehensive Risk Oversight Practices and Review of Internal Controls
Our Board of Directors oversees our comprehensive risk oversight practices, including cybersecurity and AI, data privacy, compensation, legal and regulatory matters, compensation-related and other critical evolving areas. Our Board of Directors executes its oversight responsibility directly and through its committees, particularly the Audit Committee and the Compensation and Human Capital Management Committee.

Thorough Annual Stockholder Engagement Process
We regularly engage in discussions with our stockholders, taking a proactive approach to ongoing investor outreach throughout the year and maintaining an active investor relations program to nurture long-term relationships with the investment community. We greatly value the insights of our stockholders and seek to engage in meaningful dialogue by soliciting input on topics of interest for discussion, offering investors the opportunity to provide continuous insights and feedback regarding our business.

Corporate Sustainability Matters	Our Nominating and Corporate Governance Committee oversees iRhythm’s strategies, activities, risks and opportunities related to sustainability matters.

Robust Board Evaluation Process
Our Board of Directors and each of its committees conducts annual self-evaluations to assess performance. Such evaluations help inform board practices and assist the Board of Directors and its committees in identifying how it can improve.

Declassified Board of Directors	Each member of our Board of Directors serves a one-year term and is subject to re-election at each annual meeting.

Ownership Guidelines	Each member of our Board of Directors is required to comply with robust stock ownership guidelines.

Table of Contents	iRhythm Proxy Statement 2025	9

Proxy Statement Summary
Board of Directors Highlights
Our Board of Directors was composed of nine directors during 2024 and will be comprised of eight directors following the Annual Meeting. Mojdeh Poul has not consented to be nominated for reelection at our Annual Meeting, and therefore, effective as of our Annual Meeting, our Board of Directors will consist of eight members and the size of the Board of Directors will be reduced accordingly. Our directors each serve a one-year term and are subject to re-election at each annual meeting. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.

Director Nominee Board Composition
Board Independence	Board Tenure	Age Mix(1)

Independent Directors: 7 Non-Independent Directors: 1	Average Tenure: 6.2 0-3 Years: 1 3-5 Years: 2 6+ Years: 5	Average Age: 65 40-49 Years: 1 50-59 Years: 1 60-69 Years: 4 70-79 Years: 1 80-89 Years: 1

1.Age is determined as of March 27, 2025.

Table of Contents	iRhythm Proxy Statement 2025	10

Proxy Statement Summary
Director Nominee Experience Matrix
Our director nominees possess relevant individual experiences, qualifications and skills that allow the Board of Directors to effectively oversee the company’s strategy and management. Our directors’ principal areas of expertise include:

Expertise, Experience, & Skills	Talwalkar	Blackford	Bodaken	Ling	Bairey Merz, M.D.	Rubash	Snyderman, M.D.	Yoor
Healthcare/Medical Device Industry		X	X	X	X	X	X	X
Technology and Data Security	X					X		X
Marketing & Commercial		X			X		X
Senior Leadership	X	X	X	X	X	X	X	X
Finance	X	X	X			X	X	X
Public Company Governance	X	X	X	X		X	X	X
Global Operations	X	X		X		X		X
Medical Experience					X		X
Regulatory & Compliance					X		X
Human Capital Management	X	X	X	X			X	X
Enterprise Risk Management	X	X	X			X		X
Corporate Sustainability	X		X	X		X

Table of Contents	iRhythm Proxy Statement 2025	11

Proxy Statement Summary
Skill Matrix - Definitions

Skill	Definition	Percentage of the Board Nominees with the Relevant Skill

Healthcare/Medical Device Industry	Management-level experience in an industry involving healthcare products or services, including medical devices and IDTF/MCT services.	88%

Technology and Data Security	Significant experience or expertise in the use and deployment of technologies to facilitate business objectives, including cybersecurity and data privacy.	38%

Marketing & Commercial	Significant strategic or management experience in the sales and marketing of medical devices and/or provision of services as an IDTF, and an understanding of the reimbursement environment in the United States and regions the company has identified as potential areas for growth and expansion.	38%

Senior Leadership	Experience in a senior management position, preferably a C-level executive (i.e., chief executive officer, etc.), at a publicly traded or private company with global operations, or other large complex organization (such as government, academic institution or not- for-profit).	100%

Finance	Significant experience in senior management positions, preferably a C-level executive (i.e., chief executive officer, chief financial officer or chief accounting officer, etc.), requiring financial knowledge and analysis, including in accounting, corporate finance, treasury functions or risk management from a financial perspective.	75%

Public Company Governance	Experience in and understanding of the Board of Directors’ oversight and fiduciary responsibilities and other key corporate governance matters for public companies in the healthcare and/or medical device industry, including legal and regulatory obligations and risks.	88%

Global Operations	Significant strategic or management experience in an organization that operates internationally, especially on a broad basis and/or in the geographic regions the company has identified as potential areas for growth and expansion.	63%

Medical Experience	A medical degree and significant work experience as a cardiac EP or cardiologist or expertise with personalized health care.	25%

Regulatory and Compliance	Significant work experience with relevant regulatory requirements involving the development and distribution of medical devices or the development and provision of IDTF/MCT services.	25%

Human Capital Management	Significant work experience in senior management positions with responsibility for, or to oversee, the Human Resources function (i.e., Chief Human Resources Officer or Chief Executive Officer with a Chief Human Resources Officer as a direct report) for an organization that operates in the US and internationally, including responsibility for attracting, developing, motivating and retaining high-quality people, compensation, inclusion and belonging, and succession planning.	75%

Enterprise Risk Management	Experience overseeing corporate risk management process, including the effective identification, prioritization, and management of a broad spectrum of risks relevant to the company.	63%

Corporate Sustainability	Experience in environmental, social and broader governance matters to facilitate the long-term sustainability of the company’s business and enable the company to address the needs of various stakeholders.	50%

Table of Contents	iRhythm Proxy Statement 2025	12

Proxy Statement Summary
Corporate Sustainability Highlights
At iRhythm we believe that effectively managing sustainability risks and opportunities drives business success, and that when fully integrated into the business, sustainability can provide a competitive advantage. During 2024, we refreshed our priority assessment to ensure we are aligning with the issues that matter most to our business and stakeholders. Our assessment resulted in 11 sustainability topics that have the greatest impact to our business. Please refer to “iRhythm’s Approach to Corporate Sustainability” section of this report and 2024 sustainability report for details on the priority assessment and results.
We continue to maintain the “Prime” status that was first awarded to iRhythm during 2023 by Institutional Stockholder Services group of companies (ISS). Prime status is for companies achieving what ISS determines to be best in class sustainability performance, based on sector exposure to sustainability impacts. During 2024 we made significant progress in many aspects of our sustainability strategy. Please refer to our 2024 sustainability report for detailed discussions of various accomplishments. Below are a few highlights.
•Expanded measurement of Greenhouse Gas Emissions (GHG) to include Scope 3. Scope 1 and 2 measurement is already completed.
•Obtained ISO 14001:2015 Environmental Management System Certification for our manufacturing facility in Cypress, CA.
•Completed a Life Cycle Analysis (LCA) to further assess the environmental impacts of our products.
•Published supplier code of conduct and conflict minerals policy on our website.
•Expanded access by launching Zio Monitor in Spain, Switzerland, Austria and Netherlands.
We continue to work as an organization to advance our strategic sustainability roadmap by pursuing sustainability work streams.
Our strategic sustainability roadmap is continuously evolving based on progress, feedback, and business and external environment changes, and as we move forward, we plan to regularly review and revisit our sustainability priority topics, our sustainability measures and initiatives, and any sustainability goals so that we can dynamically support the success of our business by addressing those topics, that make our business more sustainable. We believe that advancing the interests of our stakeholders supports the sustainability and success of our business, and so as we implement our sustainability program, we plan to regularly consult internal and external stakeholders to take into account the views and perspectives of those groups that are critical to our business and which we impact by virtue of operating our business, our employees, customers, suppliers, investors, communities and others.

Table of Contents	iRhythm Proxy Statement 2025	13

Corporate Governance Standards and Director Independence
Corporate Governance Standards and Director Independence
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Principles
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Among other things, our Corporate Governance Guidelines provide:
•To satisfy their duty in overseeing company management and the ethical operation of the company, the directors will take a proactive, focused approach to their position, and set standards to ensure that the company is committed to business excellence, ethical and honest conduct, and highest levels of integrity.
•There will, at all times, be a majority of independent directors serving on the Board of Directors. Seven out of eight of our director nominees at the time of the Annual Meeting are independent.
•The Board of Directors shall have responsibility for succession planning concerning the Chief Executive Officer and the company’s named executive officers (NEOs), and the Compensation and Human Capital Management Committee shall plan for and conduct reviews with respect to succession planning for other key employees identified by the Chief Executive Officer.
•The Audit Committee, the Compensation and Human Capital Management Committee and the Nominating and Corporate Governance Committee must each be, and currently are, composed of independent directors.
•The Nominating and Corporate Governance Committee and the Board of Directors will evaluate each individual director or potential director in the context of the membership of the Board of Directors as a group, with the objective of having a group that can best perpetuate the success of the business and represent stockholder interests.
Our Corporate Governance Guidelines are available on the “Investor Relations” section of our website, which is located at https://investors.irhythmtech.com, by clicking “Governance Documents and Charters” in the “Governance” section of our website.
Our Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines periodically, and changes are recommended to our Board of Directors as warranted.
Board of Directors and Committee Self-Evaluations
Throughout the year, our Board of Directors discusses corporate governance practices with management and third-party advisors, including the company’s outside legal counsel, to ensure that the Board of Directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process established and implemented by our Nominating and Corporate Governance Committee, the Board of Directors and each committee thereof conduct an annual self-evaluation in order to determine whether the Board of Directors and its committees and directors are functioning effectively. The Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for this evaluation, as well as considering other corporate governance principles that may, from time to time, merit consideration by the Board of Directors.
The assessment of the Board of Directors is administered by the chairman of the Board of Directors and the chairman of the Nominating and Governance Committee, and Committee assessments are administered by the applicable chairperson of each committee.
The Board of Directors and committees assess, on an annual basis, several factors they believe to be essential in the effective performance of the Board of Directors and each committee, including:
•overall effectiveness of the Board of Directors and its committees, including in relation to progress in addressing the annual board or committee priorities;
•structure and composition of the Board of Directors and committees, including with respect to director independence and skills;
•effective oversight and risk management;
•sufficient and substantive communications between the Board of Directors and the company’s management;

Table of Contents	iRhythm Proxy Statement 2025	14

Corporate Governance Standards and Director Independence
•facilitation of board impact on stockholder value creation; and
•suggested improvements and best practices for the Board of Directors or committees.

The Nominating and Corporate Governance Committee reviews evaluations of the Board of Directors, and each committee reviews its respective report. All evaluation responses are shared with the full Board of Directors. Following the annual evaluation process, the Board of Directors and its committees assess the opportunities and suggestions provided in the feedback received and implement updates and changes as appropriate.
Board Nomination Process
The Board of Directors considers any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the company’s bylaws.
In accordance with the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee determines, and make recommendations to the full Board of Directors, regarding the desired qualifications, qualities, skills and other expertise required to be considered in selecting nominees for director. Key considerations include character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board of Directors and skills that are complementary to the Board of Directors, an understanding of the company’s business, an understanding of the responsibilities that are required of a member of the Board of Directors, other time commitments, diversity with respect to professional background, education, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors.
Further, the Nominating and Corporate Governance Committee searches for, identifies, evaluates, and recommends for the selection by the Board of Directors, candidates to fill new positions or vacancies on the Board of Directors consistent with the company’s director criteria, as included in the Corporate Governance Guidelines. The Nominating and Corporate Governance Committee then reviews any candidates recommended by stockholders, provided such stockholder recommendations are made in compliance with the Corporation’s bylaws and its stockholder nominations and recommendations policies and procedures. The Nominating and Corporate Governance Committee shall select prospective members of the Board of Directors that are of high character and integrity. As stated in our Corporate Governance Guidelines, the composition of the Board of Directors should reflect a diversity of background and experience to best perpetuate the success of the business and represent stockholder interests.
Board Succession
The Nominating and Corporate Governance Committee evaluates the current size, composition, organization and governance of the Board of Directors and its committees, determines future requirements and makes recommendations to the Board of Directors for approval consistent with our director criteria.
As part of the refreshment process for the Board of Directors, the Nominating and Corporate Governance Committee evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election and recommends for the selection by the Board of Directors, the director nominees for election to the Board of Directors by the stockholders at the company’s annual meeting of stockholders or any special meeting of stockholders at which directors are to be elected.

We also develop and review periodically the policies and procedures for considering stockholder nominees for election to the Board of Directors, and we evaluate and recommend termination of membership of individual directors for cause or for other appropriate reasons.

The Nominating and Corporate Governance Committee does not have a written policy on the consideration of director candidates recommended by stockholders. It is the view of the Board of Directors that all candidates, whether recommended by a stockholder or the Nominating and Corporate Governance Committee, shall be evaluated based on the same established criteria for persons to be nominated for election to the Board of Directors and its committees. The established criteria for persons to be nominated for election to the Board of Directors and its committees, taking into account the composition of the Board of Directors as a whole, at a minimum, includes:
•character, professional ethics and integrity, judgment, and business acumen;
•proven achievement and competence in the candidate’s field;
•the ability to exercise sound business judgment;
•tenure on the Board of Directors and skills that are complementary to the Board of Directors;
•an understanding of the company’s business;
•an understanding of the responsibilities that are required of a member of the Board of Directors;

Table of Contents	iRhythm Proxy Statement 2025	15

Corporate Governance Standards and Director Independence
•other time commitments;
•professional background, education, and other individual qualities and attributes that contribute to the comprehensiveness of viewpoints and experience represented on the Board of Directors; and
•for incumbent members of the Board, the past performance of the incumbent director.

In addition, the Nominating and Corporate Governance Committee and the Board of Directors consider a candidate’s experience in the healthcare industry and other relevant industries. The priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board of Directors with regard to these factors change from time to time to take into account changes in the company’s business and other trends, as well as the portfolio of skills and experience of current and prospective members of the Board of Directors. The Nominating and Corporate Governance Committee and the Board of Directors review and assess the continued relevance of and emphasis on these factors as part of the Board of Directors’ annual self-assessment process and in connection with candidate searches to determine if they are effective in helping to satisfy the Board of Directors’ goal of creating and sustaining a Board of Directors that can appropriately support and oversee the company’s activities.
Independence of Directors
The listing rules of the Nasdaq Stock Market LLC (“Nasdaq”) generally require that independent directors constitute a majority of a listed company’s board of directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees must be an “independent director.” Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that each of our directors other than Mr. Blackford are “independent directors” as defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of Nasdaq. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to the company and our management, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board of Directors shall be free, in accordance with our bylaws, to choose its chairperson in any way that it considers in the best interests of our company, and in making this determination, directors may take into consideration the interests of other stakeholders.
Currently, our Board of Directors believes that it should maintain flexibility to select the chairperson of our Board of Directors and adjust our board leadership structure from time to time.

Independent Chairman of the Board
Abhijit Talwalkar has served as the independent chairperson of our Board of Directors since May 2016.
Our Board of Directors believes that Mr. Talwalkar’s deep technical knowledge and extensive experience in executive and board leadership roles at other technology companies make him well qualified to serve as chair of our Board of Directors.

Chief Executive Officer
Quentin Blackford has served as our Chief Executive Officer since October 2021.
As CEO, Mr. Blackford manages the business of the company and executes the strategy developed with our Board of Directors.

Table of Contents	iRhythm Proxy Statement 2025	16

Corporate Governance Standards and Director Independence
Our Corporate Governance Guidelines also provide that, when the Board of Directors does not have an independent chairperson, our Board of Directors will appoint a “lead independent director.” In the event a lead independent director is appointed, he or she will be responsible for calling separate meetings of the independent directors, serving as chairperson of meetings of independent directors, serving as the principal liaison between the chairperson of the Board of Directors and the independent directors, being available for consultation and direct communication with major stockholders as requested and performing such other responsibilities as may be designated by a majority of the independent directors from time to time.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management directors or management to promote open and honest discussion. Our independent chairman, Mr. Talwalkar, is the presiding director at these meetings.
Committees of Our Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation and Human Capital Management Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our Board of Directors. Copies of the charters for each committee are available, without charge, in the “Investor Relations” section of our website, which is located at https://investors.irhythmtech.com, by clicking on “Governance Documents and Charters” in the “Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

Committee Members
Current Members	Audit Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
Abhijit Talwalkar		Member	Member
C. Noel Bairey Merz, M.D.		Member
Bruce Bodaken		Member	Chair
Karen Ling		Chair
Mojdeh Poul	Member (2)
Mark Rubash (1)	Chair (through August 15, 2024) and Member thereafter		Member
Ralph Snyderman, M.D.	Member
Brian Yoor (1)	Chair (from August 15, 2024)
Total Meetings Held in 2024	7	6	4
Average Meeting Attendance	89%	96%	83%
1.As of August 15, 2024, Mr. Rubash stepped down as Chair of Audit Committee at the same time that Mr. Yoor was appointed Chairman of Audit Committee.
2.Ms. Poul is not standing for reelection to the Board of Directors and will no longer be part of the Audit Committee as of the conclusion of the Annual Meeting.

Table of Contents	iRhythm Proxy Statement 2025	17

Corporate Governance Standards and Director Independence
Board and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year; they also hold special meetings and act by written consent from time to time. During 2024, our Board of Directors met eight times, the Audit Committee met seven times, the Compensation and Human Capital Management Committee met six times, and the Nominating and Corporate Governance Committee met four times. During 2024, each member of our Board of Directors attended at least 75% of the aggregate of all meetings of our Board of Directors and of all meetings of committees of our Board of Directors on which such member served that were held during the period in which such director served, except for Mark Rubash, who attended 53% of the aggregate of all meetings of our Board of Directors and of all committees on which he served. Mr. Rubash’s attendance was low in 2024 due to illness leading to a successful heart transplant, and it is expected that he will attend at least 75% of all relevant meetings going forward. Mr. Rubash has attended all meetings to date in 2025.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. All then-current directors except for Mr. Rubash attended the 2024 annual meeting of stockholders.
Audit Committee
In 2024, our Audit Committee was composed of Mojdeh Poul, Mark Rubash, Ralph Snyderman, M.D. and Brian Yoor. Ms. Poul is not standing for election at our Annual Meeting. Following the Annual Meeting, the Audit Committee will be comprised of Mr. Rubash, Dr. Snyderman and Mr. Yoor, if elected. Mr. Rubash was the chair of our Audit Committee through August 15, 2024, the date on which Mr. Yoor became chair of our Audit Committee. The members of our Audit Committee meet the independence requirements under Nasdaq and SEC rules and regulations. Each member of our Audit Committee is financially proficient. In addition, our Board of Directors has determined that Mr. Rubash and Mr. Yoor are each an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on other members of our Audit Committee and our Board of Directors.
Our Audit Committee is responsible for, among other things, overseeing:
•our accounting and financial reporting processes and internal controls over financial reporting, as well as the audit and integrity of our financial statements;
•the qualifications, independence and performance of our registered public accounting firm;
•the design, implementation and performance of our internal audit function, if any;
•our compliance with applicable law (including U.S. federal securities laws and other legal and regulatory requirements);
•all matters related to the security of and risks related to computerized information and technology systems across our company, as well as by product and/or service (including privacy, data security, and cybersecurity matters); and
•risk assessment and risk management program, policies and procedures.
Compensation and Human Capital Management Committee
Our Compensation and Human Capital Management Committee is composed of C. Noel Bairey Merz, M.D., Bruce Bodaken, Karen Ling and Abhijit Talwalkar. Ms. Ling is the chair of our Compensation and Human Capital Management Committee. The members of our Compensation and Human Capital Management Committee meet the independence requirements under Nasdaq and SEC rules and regulations. Each member of this committee is also a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Our Compensation and Human Capital Management committee is responsible for, among other things:
•providing oversight of our compensation policies, plans and benefits programs and overall compensation philosophy;
•overseeing our strategies and policies related to the management of human capital;
•discharging the Board of Directors’ responsibilities relating to (1) review and recommendations to the Board of Directors regarding the compensation of our Chief Executive Officer and the non-employee directors and (2) the evaluation and approval of compensation of the other individuals who are deemed to be “officers” under Rule 16a-1(f) promulgated under the Exchange Act, or the executive officers; and
•administering our cash- and equity-based compensation plans for our directors, executive officers, and employees and granting equity awards pursuant to plans approved by our stockholders or outside of such plans.

Table of Contents	iRhythm Proxy Statement 2025	18

Corporate Governance Standards and Director Independence
Our Board of Directors has also established an equity award grant committee that is composed of our Chief Executive Officer, our Chief Financial Officer and our Chief People Officer (which for purposes of this committee is currently filled by our Vice President of Total Rewards & HR Operations), to make ordinary course equity awards grants to employees that are not our executive officers or non- employee directors, subject to certain limitations on the equity grant amounts per grantee and aggregate grant amounts.
Compensation and Human Capital Management Committee Interlocks and Insider Participation
The members of our Compensation and Human Capital Management committee during the year ended December 31, 2024 included C. Noel Bairey Merz, M.D., Bruce Bodaken, Karen Ling and Abhijit Talwalkar. None of the members of the Compensation and Human Capital Management Committee in 2024 was at any time during 2024 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2024, none of our executive officers served as a member of our Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation and Human Capital Management committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Bruce Bodaken, Mark Rubash and Abhijit Talwalkar. Mr. Bodaken is the chair of our Nominating and Corporate Governance Committee. The members of our Nominating and Corporate Governance Committee meet the independence requirements under Nasdaq and SEC rules and regulations. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•assisting the Board of Directors in identifying, considering and recommending candidates for membership on the Board of Directors;
•recommending members for each committee of the Board of Directors;
•developing and maintaining corporate governance policies applicable to the company, and any related matters required by applicable securities laws;
•overseeing the evaluation of the Board of Directors;
•advising the Board of Directors on corporate governance matters;
•overseeing our strategies, activities, risks and opportunities related to sustainability matters; and
•reviewing and monitoring key public policy trends, issues, regulatory matters and other concerns that may affect the company.
Our Board of Directors’ Role in Risk Oversight
Our Board of Directors has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our Board of Directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity and tax), legal, regulatory, cybersecurity, privacy, compliance and reputational risks.

The Board
Our Board of Directors reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, as well as reports from other third-party experts from time to time, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.

Audit Committee
Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management. Our Audit Committee reviews our major financial and enterprise risk exposures, including technology, privacy, cybersecurity and other information technology risks, among other things, discusses with management, our independent auditor and our internal auditor guidelines and policies with respect to risk assessment and risk management.

Compensation and Human Capital Management Committee	Our Compensation and Human Capital Management Committee evaluates our major compensation-related risk exposure and the steps management has taken to monitor or mitigate such exposures.

Nominating and Governance Committee	Our Nominating and Corporate Governance Committee assesses risks relating to regulatory compliance and corporate sustainability matters.

Table of Contents	iRhythm Proxy Statement 2025	19

Corporate Governance Standards and Director Independence
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach. Each committee of our Board of Directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus.
Cybersecurity and Privacy Risk Oversight
Cybersecurity is an important part of our risk management at iRhythm. Our cybersecurity program includes mitigating risks for our company and for other companies that may have access to our data and systems. Our Board of Directors recognizes the critical importance of maintaining the trust and confidence of our customers, clients, business partners, and employees. The risk oversight responsibility of our Board of Directors and its committees is supported by our cybersecurity management reporting processes, which are designed to provide visibility to our Board of Directors and to our personnel that are responsible for risk assessment and information about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include risks from cybersecurity threats as well as competitive, economic, operational, financial, legal, regulatory, privacy, compliance, and reputational risks, among others. We understand that our customers, patients, and stakeholders entrust us with sensitive data, including Protected Health Information (“PHI”), and we take this responsibility seriously.
Our Board of Directors has an important role in the oversight of the company’s cybersecurity risk management and strategy and has delegated certain components of such oversight related to the security of and risks related to computerized information and technology systems across the company, as well as by risk area (including privacy, data security, and cybersecurity matters), to the Audit Committee, which regularly interacts with our Chief Information Security Officer (“CISO”) and Chief Risk Officer (“CRO”). We also regularly engage external parties to assist in the review of our cybersecurity risk oversight processes.
We have established policies to govern the security of our systems and the protection of customer and patient data, which include regular system updates and patches, employee training on cybersecurity and HIPAA best practices, incident reporting, and the use of encryption to secure sensitive information. Our Cybersecurity department, which reports to our CISO, is responsible for our cybersecurity program and our Global Risk & Integrity department, which reports to our CRO, is responsible for our privacy program as further discussed below. To identify, assess, and manage material cybersecurity risks, our Cybersecurity team uses a cybersecurity risk assessment process aligned with leading frameworks such as the National Institute of Standards and Technology’s (“NIST”) Cybersecurity Framework and HIPAA. To ensure appropriate and consistent risk evaluation and decision-making processes among our Cybersecurity and Global Risk & Integrity departments, we utilize an Adjusted Risk Rating (“ARR”) system that considers certain attributes that represent impact to the company, and we prioritize our actions based on our ARR system. Our cybersecurity risk assessment program provides the underlying basis for the activities our Cybersecurity and Global Risk & Integrity departments take to identify and mitigate risks from, as well as develop risk management and response strategies for, evolving and emerging cybersecurity threats.
In addition, we also regularly perform phishing tests on our employees and review our training plan at least annually for appropriate updates to address results from this testing. Further, we are focused on building and maintaining a positive cybersecurity culture through a combination of trainings, educational tools, videos, and other cybersecurity awareness initiatives. On top of annual information security awareness training for our employees, we also provide focused training for certain departments. Our security training incorporates awareness of cyber threats (including malware, ransomware, and social engineering attacks), password hygiene, and incident reporting process, as well as physical security best practices.
We engage in the periodic assessment of our policies, standards, processes, and practices that are designed to address cybersecurity threats and incidents, internally and through assessments by external providers. These efforts include a wide range of activities, including audits, assessments, tabletop exercises, threat modeling, vulnerability testing, penetration testing, and other exercises focused on evaluating the effectiveness of our cybersecurity measures and planning. Assessments by external providers of our cybersecurity measures include information security maturity assessments, audits, and independent reviews of our information security control environment and operating effectiveness. The results of such internal and external assessments, audits, and reviews are reported to the Audit Committee and the Board of Directors, and we adjust our cybersecurity policies, standards, processes, and practices as necessary based on the information provided by these assessments, audits, and reviews.
In addition to the assessment of internal cybersecurity risks, we have implemented processes to oversee and identify risks from cybersecurity threats associated with our use of third-party service providers that have access to our data and systems, including payors and IDTFs. These processes include vetting of service providers for security, reliability, and availability; execution of a Business Associate Agreement with each provider for compliant management, storage, or processing of PHI; and confirmation by each service provider that its SOC-2 reports, or equivalent reports, are current and available, where applicable. In the event a service provider does not have a current and available SOC-2 or equivalent report, we complete a risk-based review of the service provider’s cybersecurity risk management and advise relevant business stakeholders of any significant identified risks.
Based on our Board of Directors’ and management’s review of risks associated with cybersecurity threats, we have concluded that, to date, there have been no cybersecurity threats which have materially affected or are reasonably likely to materially affect our company, including our business strategy, results of operations, or financial condition. If we were to experience a material cybersecurity incident in the future, such incident may have a material effect, including on our business strategy, operating results, or financial condition. For

Table of Contents	iRhythm Proxy Statement 2025	20

Corporate Governance Standards and Director Independence
more information regarding cybersecurity risks that we face and potential impacts on our business related thereto, see the risk factor titled “Cybersecurity risks, including those involving network security breaches, services interruptions and other incidents affecting the confidentiality, integrity or availability of our data and systems, could result in the compromise of confidential data or critical data systems and give rise to potential harm to our patients, remediation and other expenses, expose us to liability under HIPAA, breach notification laws, consumer protection laws, or other common law theories, subject us to litigation and federal and state governmental inquiries, damage our reputation, and otherwise be disruptive to our business and operations” in our Annual Report on Form 10-K for the year ended December 31, 2024.
Cybersecurity and Privacy Risk Governance
As described above, our Board of Directors has an important role in the oversight of the company’s cybersecurity risk management and strategy, with certain components of such oversight, including matters related to the security of and risks related to computerized information and technology systems, delegated to our Audit Committee.
At the management level, our Cybersecurity and Risk departments work together to monitor our cybersecurity and risk programs, reporting to our CISO and CRO, respectively. Our CISO currently leads a team of cybersecurity professionals, has held leadership roles in the Cybersecurity team since joining us in 2019, and has over fifteen years of management experience within cybersecurity teams. Our CRO has held leadership roles in internal audit and risk for over a decade, including most recently as CRO of another public company.
Individuals in our Cybersecurity and Global Risk & Integrity departments regularly monitor the prevention, detection, mitigation and remediation of cybersecurity incidents. We have implemented procedures by which any identified or potential cybersecurity risk is communicated to the CISO promptly and discussed in regular team meetings generally held several times per week. Risks are escalated to the CRO and other members of management in accordance with our incident response and reporting policy.
Our CISO reports cybersecurity-related matters twice annually to the audit committee and promptly reports any significant cybersecurity developments or incidents to our management, who may similarly escalate to the audit committee. These periodic updates include updates on our cybersecurity risk posture, including material risk assessments, the status of any projects to improve our information security systems, and the emerging cybersecurity threat landscape. The audit committee’s reviews may also include presentations by members of senior management, as well as briefings with other internal and external subject-matter experts to help broaden the board of directors’ understanding of the latest cybersecurity issues and the latest regulatory and threat landscapes. Additionally, the audit committee monitors our progress to address cybersecurity risks and opportunities, as well as cybersecurity incident response and recovery metrics. Our management also periodically engages external service providers to conduct objective assessments of our cybersecurity program, and results of such assessments are directly reported to the audit committee. Finally, the audit committee reports out to the Board of Directors periodically on the company’s cybersecurity risks and posture.
Stockholder Engagement
Our Board’s Commitment to Stockholder Engagement
We regularly engage in discussions with our stockholders, taking a proactive approach to ongoing investor outreach throughout the year and maintaining an active investor relations program to nurture long-term relationships with the investment community. We greatly value the insights of our stockholders and seek to engage in meaningful dialogue by soliciting input on topics of interest for discussion, offering investors the opportunity to provide continuous insights and feedback regarding our business. Our Board of Directors is regularly briefed on stockholder feedback on a wide range of topics, and this feedback to our Board of Directors is instrumental to our strategic decision-making process.
Our core stockholder engagement team is comprised of company personnel with varied areas of expertise, including corporate strategy, governance, financial performance, sustainability and risk management, and management compensation. As needed during each engagement, this core team may be supplemented by various subject matter experts, including members of our Board of Directors, to ensure informed and meaningful conversations on the topics most important to each investor. During 2024, we met with 321 unique investors through regular investor outreach as well as participation in 11 investor conferences and events, resulting in stockholder engagement with investors representing approximately 66.3% of our shares outstanding as of December 31, 2024. These meetings were held with the objective of:
•Providing visibility and transparency into our business, our performance and our corporate governance, sustainability and compensation practices;
•Discussing with stockholders the issues that are important to them, hearing their expectations for us and sharing our views; and
•Assessing emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

Table of Contents	iRhythm Proxy Statement 2025	21

Corporate Governance Standards and Director Independence
Key features of our stockholder engagement include year-round outreach, regular engagements, ongoing reporting of stockholder input to our management and the Board of Directors, and stockholder-driven improvements. The below table provides a snapshot of our ongoing engagement process and outcomes.

Board Involvement
Our Lead Independent Director as well as our Compensation and Human Capital Management Committee Chair are available for investor engagement and represent the Board in communications with stockholders, including participating in joint corporate governance and investor relations meetings. We deliver regular and detailed feedback to our Board regarding stockholder meetings.

Key Responsive Actions Taken by the Board Following Investor Engagement
•Stockholder feedback is delivered to our Board, is thoughtfully considered, and has led to modifications in our executive compensation programs, governance practices and disclosure. Some of the actions we have taken that are informed by stockholder feedback over the last several years include:
•Declassified board such that directors are elected to one-year term, reflecting our commitment to stockholder responsiveness
•Enacted extensive leadership changes to drive business transformation and foster an environment of quality, integrity, and excellence
•Held first investor and analyst day in 2022 to define long-range goals
•Released inaugural corporate sustainability report in 2022, inclusive of comprehensive sustainability strategy roadmap informed by our sustainability priority assessment, with plans to continue releasing updates on a regular cadence
•Removed “evergreen” provision of our 2016 Equity Incentive Plan in November 2024 to address stockholder concerns around potential dilution
•Updated executive equity compensation targets in 2023 to include a TSR modifier to further align management incentives with stockholder interests
•Updated 2025 executive compensation annual goals to include achievement of remediation activities tied to ongoing regulatory challenges
•Disclosure of short-term incentive targets
•Increased mix of short-term incentive toward profitability improvements

Investor Relations and Senior Management
Our Investor Relations team regularly meets with stockholders, prospective investors and investment analysts at conferences, during one-on-one meetings, and during group meetings throughout the year. These meetings often include participation by management, including our CEO, CFO and other business leaders. In 2024, management and our Investor Relations team met with 321 investment firms, analysts and other investors, which included stockholders representing approximately 66.3% of our shares outstanding as of December 31, 2024.
To learn more about our engagement, please visit our Investor Relations website at https://investors.irhythmtech.com/

Governance Engagement at iRhythm
We engage with governance representatives of our stockholders through conference calls that occur during and outside of the proxy season. Members of the corporate governance, investor relations and executive compensation groups discuss, among other matters, Company performance, emerging governance practices related to our Company, reasons behind a stockholder’s voting decisions at prior stockholder meetings, executive compensation practices and sustainability strategy and framework.

Table of Contents	iRhythm Proxy Statement 2025	22

Corporate Governance Standards and Director Independence
Our 2024 Say-on-Pay Vote and Our Response
Feedback that we receive from stockholders as part of regular and enhanced proxy-focused engagement has helped inform our compensation and corporate governance programs. We have made a concerted effort during the past year to understand best practices that would be most responsive to stockholders’ concerns as reflected in the recent vote regarding Say-on-Pay, and we have reflected these updates in our pay practices to further align incentivization of our management team with stockholder interests.
Following our 2024 Annual Meeting, we reached out to our top 25 stockholders along with certain others among our top 40 stockholders, representing in the aggregate approximately 82% of our outstanding shares, along with other stakeholders to discuss our Say-on-Pay vote and other matters of interest to them, including our strategy and performance, composition of our Board of Directors and succession planning and sustainability-related matters. Thirteen of our stockholders, representing approximately 55% of our outstanding shares and other stakeholders responded to our meeting request. We also met with stockholders who proactively requested to meet.
During the meetings that we held during off-season proxy-related engagements, participants included our Independent Chairman of the Board, the independent Chairwoman of our Compensation and Human Capital Management Committee, our Vice President of Total Rewards, Investor Relations, and other members of management, including our Chief Executive Officer and Chief Financial Officer, as appropriate. Our Board of Directors, including our Compensation and Human Capital Management Committee, were provided with a detailed briefing of these conversations.
During these meetings, we specifically sought input from stockholders and other stakeholders regarding our 2024 Say-on-Pay vote and particular enhancements we could make to improve our disclosures and practices regarding our executive compensation programs. In these meetings, several stockholders had questions regarding the special award granted to our CEO and other NEOs in August 2023 and suggested opportunities to enhance our compensation-related disclosure. Upon the opportunity to discuss the unique circumstances behind the special equity award granted in August 2023, the vast majority of our stockholders expressed support for the special equity award but noted opportunities to enhance our compensation-related disclosure and desire to limit the use of special equity awards into the future. We took the opportunity during these meetings to provide our stockholders with an overview of the company’s plans to respond to the 2024 Say-on-Pay vote.
Stockholder Engagement and Responsiveness
Commentary provided by stockholders was consistently centered around greater transparency in how the committee assesses performance and sets pay for our NEOs, modernization of corporate governance practices to include more stockholder-friendly rights and ensuring that management remains focused on the achievement of remediation activities tied to ongoing regulatory challenges. In response to stockholder feedback, the Board of Directors has made several changes to our compensation practices, including declining the evergreen equity refresh provision in 2024 that our equity incentive plan allowed and taking the additional step in November 2024 to remove the evergreen provision entirely from our plan, as well as providing increased transparency in this report. These changes are further detailed in the following pages.
Please see “2024 Stockholder Engagement and Responsiveness to 2024 Say-on-Pay Vote” starting on page 42, for a detailed discussion of our response to this stockholder feedback.

Table of Contents	iRhythm Proxy Statement 2025	23

Corporate Governance Standards and Director Independence
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors, or a specific member of our Board of Directors (including our chairperson) may do so in writing, delivered to the Corporate Secretary by registered or overnight mail at our principal executive office.
All communications are reviewed by the Corporate Secretary, in consultation with appropriate directors, as necessary, and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.
The address for these communications is:
iRhythm Technologies, Inc.
699 8th Street, Suite 600
San Francisco, California 94103
Attn: Corporate Secretary
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to all members of our Board of Directors, officers, and employees. Our Code of Business Conduct is posted on the “Investor Relations” section of our website, which is located at https://investors.irhythmtech.com under “Governance Documents and Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct by posting such information on our website at the address and location specified above.

Table of Contents	iRhythm Proxy Statement 2025	24

Corporate Sustainability
Corporate Sustainability
iRhythm’s Approach to Corporate Sustainability
At iRhythm we believe that effectively managing sustainability risks and opportunities drives business success, and that when fully integrated into the business, corporate sustainability can provide a competitive advantage. Our sustainability strategy is focused on issues that:
•Are aligned with our mission
•Are important to our stakeholders
•Have potential to significantly affect our business growth, finances, and /or reputation.
Our Board of Directors and management believe in transparent and open communication with our stakeholders. We routinely communicate with stakeholders on various topics, including financial performance, capital allocation plans, corporate governance, and sustainability-related initiatives. We also seek input from employees on sustainability priorities and provides them with updates on progress of our initiatives. Management also participates in investor conferences and conducts roadshows.
We continuously review our sustainability program throughout the year. In 2024, we refreshed our priority assessment, conducted peer benchmarking and gap analysis, and engaged with stakeholders.
Corporate Sustainability Priority Topics
During 2024, we refreshed our priority assessment to ensure we are aligning with the issues that matter most to our business and stakeholders. We conducted desktop research and external benchmarking to refresh corporate sustainability topics that are relevant to our company, industry, and key stakeholders. We identified 31 relevant sustainability issues and opportunities through data collection from a variety of sources and methods.
To ensure comprehensive input into our priorities, we increased the number of internal stakeholders (Board members, employees spanning cross-functional groups) that were engaged as part of the assessment. For this year’s assessment we also obtained input from our suppliers that represented constituted approximately 60% of our 2024 direct spend. These insights further sharpened the focus of our sustainability strategy while aligning to our corporate strategy, risks and opportunities. Please refer to our 2024 Corporate Sustainability report for more details about our priority assessment approach and progress across various areas.
iRhythm’s assessment resulted in 11 sustainability topics that have the greatest impact to our business.

Environmental	Social	Governance
Greenhouse Gas Emissions and Climate Risks and Opportunities	Access to Healthcare	Business Ethics and Compliance
Product Sustainability	Affordability and Price Transparency	Data Security
	Human Capital Management	Enterprise Risk Management and Business Continuity Planning
	Inclusive Culture	Product Development and Safety
Philanthropy and Impact
Environmental Sustainability
We recognize that environmental sustainability is integral to producing world-class products, and we see environmental sustainability and efficiency as important sources of value creation at iRhythm. Having a strong sustainability program in place is important to meet the growing expectations of our stakeholders, including patients, providers and stockholders. And we see our sustainability strategy as a key cost saving initiative, where reductions in the amount of materials used in our products, improvements in the energy efficiency of our products and expanding circularity measures at the end of our product lifecycle help to improve our bottom line.

Table of Contents	iRhythm Proxy Statement 2025	25

Corporate Sustainability
Our environmental sustainability strategy covers our own operational footprint, including our limited use of energy and water, efforts to minimize the amount of waste generated and managing climate-related risks and greenhouse gas emissions. As the leading provider of single-use cardiac diagnostic devices, our sustainability strategy also includes efforts to minimize the environmental impact of our products. As part of this mission, we have achieved an 89.5% landfill waste diversion rate as of the end of 2024, an improvement from our landfill waste diversion rate as of the end of 2023, and we continue to footprint our carbon emissions. We are continually improving our environmental, health and safety program through benchmarking and the adoption of better practices.

Health & Safety	Unit	2024	2023
Lost Time Injury Frequency Rate (LTIFR)	# of lost time injuries per 1,000,000 hours worked.	0.14	0.20
Total Recordable Incident Rate (TRIR)	# recordable incidents per 100 FTEs.	0.34	0.86
Days Away, Restricted, or Transfer (DART)	# of injuries and/or illnesses per 100 FTEs that result in days away from work, job restriction, or job transfer.	0.29	0.65
Fatalities	#	0	0

Environment	Unit	2024	2023
Environmental Regulatory Inspections across our Locations	#	0	2
Environmental Notices of Violations across our Locations	#	0	0
Landfill Waste Diversion Rate	Percentage of waste that is recycled, composted, or otherwise diverted from landfill disposal.	89.5%	81.7%
Electricity Consumption across our Locations	MWh	2,316.04	1,630.20
Water Consumption in Manufacturing Location(s)	CCF	1,819.00	1,427.00
Scope 1 GHG Emissions	(mtCO2e)	9.01	6.01
Scope 2 GHG Emissions (Location based)	(mtCO2e)	644.11	506.41
Corporate Sustainability Oversight
Given the importance of sustainability to the long-term success of our business, our Board and its committees play a critical role in overseeing Sustainability matters. Our Board of Directors oversees the adoption and implementation of our sustainability initiatives, and the Board’s Nominating, and Governance Committee is responsible for oversight of sustainability matters.
Our CRO leads our global sustainability vision and strategy. Periodic updates on progress on sustainability initiatives are provided to the Nominating and Corporate Governance Committee and at least annual updates to the Board of Directors. Throughout the year, our CRO and the Chair of the Nominating and Corporate Governance Committee communicate on status of initiatives and emerging sustainability topics.

Table of Contents	iRhythm Proxy Statement 2025	26

Corporate Sustainability

Sustainability Oversight

Board of Directors

Executive Oversight

Sustainability Working Groups

Climate and Environmental Sustainability	Human Capital Management	Human Rights	Legal, Risk, and Disclosure

Board of Directors
Our Board of Directors is responsible for (i) oversight of sustainability risks and opportunities and (ii) the integration of sustainability into strategy, to the extent material to the business.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee oversees our strategies, activities, risks and opportunities related to sustainability matters. The Nominating and Corporate Governance Committee has the following responsibilities with respect to sustainability:
•Oversee and evaluate sustainability trends, opportunities, policies, strategies, programs and our performance related to sustainability matters.
•Review our sustainability priority assessments and sustainability reports and ensure that reporting with respect to both voluntary and involuntary sustainability disclosures reflects our sustainability priorities.
•Review and evaluate our goals with respect to sustainability matters and monitor progress against these goals.
•Report to the Board of Directors for discussion, at least annually, sustainability matters that may affect our business, operations and performance, including our strategies, initiatives, policies and performance metrics with respect to sustainability matters.
•Coordinate with the Audit Committee to oversee our reporting standards with respect to sustainability matters and ensure compliance with legal and regulatory requirements, as and when appropriate.
•Oversee our engagement with relevant stakeholders on sustainability matters, which may include customers, employees and community representatives, in addition to stockholders.
Compensation and Human Capital Management Committee
The Compensation and Human Capital Management Committee oversees our human capital management function. The Compensation and Human Capital Management Committee has the following responsibilities with respect to sustainability:

Table of Contents	iRhythm Proxy Statement 2025	27

Corporate Sustainability
•Periodically discuss with management the implementation and effectiveness of our policies, strategies, programs and practices relating to its human capital management function, including but not limited to those relating to talent development, recruiting, succession planning, career progression and retention, inclusion and belonging, culture, human health and safety and total rewards.
•Periodically review and assess any human capital measures or objectives that we focus on in managing the business or are required to be disclosed by the SEC. Review and discuss annually with management the risks arising from our human capital management function, review the relationship between risk management policies and human capital management and evaluate policies and practices that could mitigate such risks.
Audit Committee
The Audit Committee reviews and discusses with management, our independent auditor and our internal auditor, our major financial and information technology risk exposures and the steps management has taken to monitor and control those exposures. The Audit Committee also, at least annually, updates the Board of Directors on information technology cybersecurity control environment. The Audit Committee also oversees our business continuity and disaster preparedness planning.
Sustainability Steering Committee
The purpose of the Sustainability Steering Committee is to (i) establish programs, policies and practices relating to sustainability matters and (ii) assist the Nominating and Corporate Governance Committee in fulfilling its oversight responsibilities with respect to sustainability matters. The Sustainability Steering Committee is chaired by our Chief Risk Officer, who is the executive leader with oversight of sustainability, enterprise risk management, ethics and compliance, operationalizing global privacy initiatives, SOX compliance, internal audit, and inclusion and belonging initiatives.
Sustainability Working Groups
We have established four sustainability Working Groups: (i) Climate and Environmental Sustainability, (ii) Human Capital Management,(iii) Human Rights and (iv) Legal, Risk and Disclosure. Our Sustainability Working Groups are responsible for tactically advancing the sustainability workstreams in our strategic roadmap.

Table of Contents	iRhythm Proxy Statement 2025	28

Proposal No. 1 Election of Directors
Proposal No. 1 Election of Directors
Our Board of Directors will be composed of eight members. At the Annual Meeting, each of our director nominees will be elected for a one-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.
Mojdeh Poul was not nominated to stand for reelection at our Annual Meeting, and upon the completion of her term the size of the Board of Directors will decrease to eight directors.
Nominees for Director

Name of Director	Age	Position	Director Since
Quentin Blackford	46	Chief Executive Officer and Director	October 2021
Abhijit Talwalkar	61	Chairman of the Board	May 2016
C. Noel Bairey Merz, M.D.	69	Director	April 2018
Bruce Bodaken	73	Director	July 2017
Karen Ling	61	Director	November 2021
Mark Rubash	67	Director	March 2016
Ralph Snyderman, M.D.	85	Director	July 2017
Brian Yoor	55	Director	June 2023

Quentin Blackford has served as our President and Chief Executive Officer and a member of our Board of Directors since October 2021. From September 2017 to September 2021, Mr. Blackford, held various roles, the most recent one as the Chief Operating Officer at DexCom Inc., a company that develops, manufactures, produces, and distributes continuous glucose monitoring systems for diabetes management. From February 2009 to September 2017, Mr. Blackford held various roles, the most recent one as the Chief Financial Officer at NuVasive Inc., a medical device company for minimally invasive spine surgery. From June 1999 to September 2009, Mr. Blackford held various roles, the most recent one as the Director of Finance and Controller of the Dental Division at Zimmer Holdings, Inc., a medical device company.
Mr. Blackford has served as an independent member of the Board of Directors of Alphatec Holdings, Inc. since October 2017 and Paragon 28, Inc. since August 2022. He is a Certified Public Accountant (inactive) and received dual B.S. degrees in Accounting and Business Administration from Grace College.
We believe Mr. Blackford is qualified to serve on our Board of Directors due to his experience gained from serving as our Chief Executive Officer, combined with his previous training and qualifications and the skills and experience he has developed during his extensive career in the medical devices industry.

Table of Contents	iRhythm Proxy Statement 2025	29

Proposal No. 1 Election of Directors

Abhijit Talwalkar has served as a member and Chairman of our Board of Directors since May 2016. Mr. Talwalkar served as President and Chief Executive Officer of LSI Corporation, a leading provider of silicon, systems and software technologies for the storage and networking markets, from May 2005 to May 2014. From 1993 to 2005, Mr. Talwalkar was employed by Intel Corporation and held a number of senior management positions, including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s business client, server, storage and communications business, and Vice President and General Manager for the Intel Enterprise Platform Group. Prior to joining Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems, a multiprocessing computer systems design and manufacturer, Bipolar Integrated Technology, Inc., a VLSI bipolar semiconductor company, and Lattice Semiconductor Inc., a service-driven developer of programmable design solutions.
Mr. Talwalkar has served on the Board of Directors for Advanced Micro Devices, a leading provider of high-performance computing, graphics and visualization solutions since August 2017. Since March 2017, Mr. Talwalkar has served as a member of the Board of Directors of TE Connectivity Ltd. and previously served as an advisor to the Board of Directors from August 2016 to March 2017. Since 2011, Mr. Talwalkar has served on the Board of Directors of Lam Research Corporation and has previously served as a member of the Board of Directors of LSI from May 2005 to May 2014 and the U.S. Semiconductor Industry Association from May 2005 to May 2014. He has served as the Chairman of the Bay Area chapter of the nationwide non-profit organization Friends of the Children since January 2015. He holds a B.S. in Electrical Engineering from Oregon State University.

We believe that Mr. Talwalkar is qualified to serve as Chairman of our Board of Directors because of his experience in leadership roles at major technology companies and his years of experience serving on public company boards of directors.

C. Noel Bairey Merz, M.D. has served as a member of our Board of Directors since April 2018. Dr. Bairey Merz has been the Medical Director of the Preventive and Rehabilitative Center at the Cedars- Sinai Medical Center in Los Angeles, California since 1991. She also has been the Medical Director and Endowed Chair of the Barbra Streisand Women’s Heart Center at the Smidt Heart Institute at Cedars- Sinai since 2001, and a Professor of Medicine at Cedars Sinai Medical Center and the David Geffen School of Medicine at the University of California at Los Angeles. Dr. Bairey Merz is a member of the Association of American Physicians and the Association of University Cardiologists, where she served as President from 2015 to 2016.
From 2005 to 2009, she served on the Scientific Advisory Board of CV Therapeutics, Inc, a biopharmaceutical company. She also has extensive experience on non-profit boards, councils and guideline panels, including the American College of Cardiology, the American Heart Association and the National Heart, Lung, and Blood Institute. Since 2016, Dr. Bairey Merz has served on multiple editorial boards, including for the Journal of the American College of Cardiology, Circulation, and European Heart Journal. Dr. Bairey Merz holds a B.A. (Honors) in Biological Sciences from the University of Chicago and a M.D. (Honors) from Harvard Medical School. She completed her training in Internal Medicine at the University of California, San Francisco, and Cardiology at Cedars-Sinai Medical Center.
We believe that Dr. Bairey Merz is qualified to serve as a member of our Board of Directors because of her extensive medical training and her leadership experience with for-profit and non-profit organizations.

Bruce Bodaken has served as a member of our Board of Directors since July 2017. Mr. Bodaken previously served as Chairman and Chief Executive Officer of Blue Shield of California, where he was responsible for strategy and management of California’s third largest insurer. He served as Blue Shield of California’s President and Chief Operating Officer from January 1996 to December 2000. Mr. Bodaken was previously a member of the faculty of the University of California, Berkeley in the Department of Public Health, and a visiting fellow at the Brookings Institution, focused on value-based care. Mr. Bodaken has previously served on the Board of Directors of Rite Aid Corporation from May 2013 to August 2024. Mr. Bodaken holds a B.A. in Philosophy from Colorado State University and a M.A. in Philosophy from the University of Colorado.
We believe that Mr. Bodaken is qualified to serve as a member of our Board of Directors because of his extensive business and leadership experience in the healthcare industry.

Table of Contents	iRhythm Proxy Statement 2025	30

Proposal No. 1 Election of Directors

Karen Ling has served as a member of our Board of Directors since November 2021. From July 2019 to May 2021, Ms. Ling was the Executive Vice President and Chief Human Resources Officer for American International Group, Inc. In this role, Ms. Ling oversaw all aspects of human capital management, including talent acquisition, training, development, compensation and benefits, and diversity and inclusion. From March 2015 to July 2019, Ms. Ling was the Executive Vice President and Chief Human Resources Officer at Allergan plc., a pharmaceutical company. There, Ms. Ling developed and oversaw a global human resources strategy. From January 2014 to March 2015, Ms. Ling was the Senior Vice President and Chief Human Resources Officer at Forest Laboratories, Inc. and then Actavis plc., prior to its acquisition of Allergan plc.
Previously, Ms. Ling was global Senior Vice President, Human Resources for Merck & Co., Inc.’s Global Human Health and Consumer Care business. Prior to Merck, she was Group Vice President, Global Compensation & Benefits at Schering- Plough. Ms. Ling also spent 14 years at Wyeth in various positions of increasing responsibility, developing human resources strategies for business units and working in Wyeth’s Labor & Employment department. Since February 2024, Ms. Ling has served on the Board of Directors of Bausch Lomb and has also served as the Chair of their Talent and Compensation Committee. She has also served as a member of the Advisory Committee of Galderma SA since March 2022. Ms. Ling has a B.A. in Economics from Yale University and a Juris Doctor from Boston University School of Law.
We believe that Ms. Ling is qualified to serve as a member of our Board of Directors because of her extensive business and leadership experience in the healthcare industry.

Mark Rubash has served as a member of our Board of Directors since March 2016. Most recently, from December 2016 to September 2018, Mr. Rubash served as a Strategic Advisor to Eventbrite, Inc., a publicly held e-commerce company, where he previously served as the Chief Financial Officer from June 2013 to November 2016. Prior to Eventbrite, Mr. Rubash was the Chief Financial Officer at HeartFlow, Inc., a privately held medical device company, which he joined in March 2012, and at Shutterfly, Inc., a publicly held e-commerce company, which he joined in November 2007. Mr. Rubash was also the Chief Financial Officer of Deem, Inc. (formerly, Rearden Commerce), a privately held e-commerce company, from August 2007 to November 2007. From February 2007 to August 2007, Mr. Rubash was a Senior Vice President at Yahoo! Inc. and he held various senior finance positions at eBay Inc. from February 2001 to July 2005. Prior to that, Mr. Rubash was an audit partner at PricewaterhouseCoopers LLP, where he was most recently the Global Leader for their Internet Industry Practice and Managing Partner for their Silicon Valley Software Industry Practice.
Mr. Rubash has served as a member of the board of directors and audit committee of Intuitive Surgical, Inc., a medical device company, since October 2007 and previously served as the Chairman of the audit committee from October 2007 to July 2024;Mr. Rubash also has served as Chairman of the Intuitive Foundation, a not-for-profit organization since August 2018; as a member of the board of directors and Chairman of the audit committee of Line 6, Inc., a music technology company, from April 2007 to January 2014; as a member of the Board of Directors and audit committee of IronPlanet, Inc., a privately held e-commerce platform company for used heavy equipment, from March 2010 to May 2017, and as Chairman of IronPlanet’s audit committee from October 2015 to May 2017; and as a member of the Board of Directors of Minted Inc., a privately-held e-commerce company from June 2022 to October 2023. Mr. Rubash received his B.S. in Accounting from California State University, Sacramento.
We believe that Mr. Rubash is qualified to serve as a member of our Board of Directors because of his financial expertise and his experience with private and public company financial accounting matters and risk management.

Table of Contents	iRhythm Proxy Statement 2025	31

Proposal No. 1 Election of Directors

Ralph Snyderman, M.D. has served as a member of our Board of Directors since July 2017. Dr. Snyderman is Chancellor Emeritus, James B. Duke Professor of Medicine, and Executive Director of the Center for Research on Personalized Health Care at Duke University. From 1989 to 2004, he served as Chancellor for Health Affairs at Duke and was the founding CEO and President of the Duke University Health System. From 2006 to 2009, he was a venture partner with New Enterprise Associates, a venture capital firm.
Dr. Snyderman currently serves on the boards directors of DNAnexus and ZealCare, Inc., the Scientific Advisory Board of OrthoBio Therapeutics, as well as several not-for-profit boards, including the Heartland Whole Health Institute and American Medical Program, Tel Aviv University. He previously served on the boards of directors of The Procter and Gamble Company (P&G), Press Ganey Associates, Inc, CareDx, Liquidia Technologies, and Pharmaceutical Product Development, LLC (PPD), in addition to others. Dr. Snyderman is a member of the Association of American Physicians, where he served as President from 2003 to 2004, the Association of American Medical Colleges, where he served as Chair from 2001 to 2002, the National Academy of Medicine, and the American Academy of Arts & Sciences. Dr. Snyderman holds a B.S. in Pre-Medical Studies from Washington College and an M.D. from the State University of New York, Downstate Medical Center. He completed his internship and residency in Medicine at Duke University.
We believe that Dr. Snyderman is qualified to serve as a member of our Board of Directors because of his extensive experience serving on the boards of directors of public and private companies and his deep knowledge of the healthcare industry.

Brian Yoor has served as a member of our Board of Directors since June 2023. Mr. Yoor spent most of his career at Abbott Laboratories, where he last served as Chief Financial Officer. Prior to that, Mr. Yoor held multiple leadership roles at Abbott including Division Controller for multiple business units, and Vice President of Investor Relations.
Mr. Yoor currently serves as member of the Board of Directors of 32 BioSciences (formerly Covira Surgical), a health-tech company in the microbiome space, and also serves as the audit committee chair for Confluent Medical, a private equity medical device manufacturer. Mr. Yoor previously served as the founding Chairman and an Operating Partner at Portal Innovations, a venture capital company for early life science start-ups. Mr. Yoor attended the University of Toledo, where he earned his Bachelor of Business Administration in Accounting.
We believe that Mr. Yoor is qualified to serve as a member of our Board of Directors because of his extensive financial expertise and his business and leadership experience in the healthcare industry.

Vote Required
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of C. Noel Bairey Merz, M.D., Quentin Blackford, Bruce Bodaken, Karen Ling, Mark Rubash, Ralph Snyderman, M.D., Abhijit Talwalkar and Brian Yoor. We expect that each of C. Noel Bairey Merz, M.D., Quentin Blackford, Bruce Bodaken, Karen Ling, Mark Rubash, Ralph Snyderman, M.D., Abhijit Talwalkar and Brian Yoor will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the virtual Annual Meeting and entitled to vote thereon, which means that the eight individuals nominated for election to our Board of Directors receiving the highest number of “FOR” votes will be elected. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN THE ELECTION OF EIGHT DIRECTORS

Table of Contents	iRhythm Proxy Statement 2025	32

Proposal No. 1 Election of Directors
Non-Employee Director Cash and Equity Compensation
As part of its annual review, our Compensation and Human Capital Management Committee, after considering the information, analysis, and recommendation provided by our independent compensation consultant engaged at the time of such consideration and decision, Aon Inc. (“Aon”), including data regarding compensation paid to non-employee directors by companies in our compensation peer group, evaluates the appropriate level and form of compensation for non-employee members of our Board of Directors and recommends changes to our Board of Directors for consideration and approval when appropriate. The compensation of our non-employee directors is set forth in our Non-Employee Director Compensation Policy and is described below. We do not pay management directors for service on our Board of Directors.
In connection with a review of our non-employee director compensation conducted with our independent compensation consultant, in 2025 we made some adjustments to certain of our cash retainer fees and equity awards, each as noted below, to align with the 50th percentile of our peer group.
Cash Compensation. All non-employee directors are entitled to receive the following cash compensation for their services:
•$55,000 per year for service as member of the Board of Directors (an increase from $50,000 in 2024 and 2023);
•$50,000 per year additionally for service as chair of the Board of Directors (no increase from 2024);
•$25,000 per year additionally for service as chair of the Audit Committee (an increase from $20,000 in 2024 and 2023);
•$10,000 per year additionally for service as an Audit Committee member (no increase from 2024);
•$15,000 per year additionally for service as chair of the Compensation and Human Capital Management Committee (no increase from 2024);
•$7,500 per year additionally for service as a Compensation and Human Capital Management Committee member (no increase from 2024;
•$15,000 per year additionally for service as chair of the Nominating and Corporate Governance Committee (an increase from $10,500 in 2024 and 2023); and
•$5,000 per year additionally for service as a Nominating and Corporate Governance Committee member (no increase from 2024).
All cash payments to non-employee directors were paid quarterly in arrears on a prorated basis.
Equity Compensation. Non-discretionary, automatic grants of restricted stock units are made to our non-employee directors.
•Initial Grant. Each person who first becomes a non-employee director is granted restricted stock units having an approximate value equal to $300,000 (the “Initial Award”) on or after the date on which the individual first became a non-employee director. The number of shares subject to the Initial Award is calculated using the average daily closing price of our common stock during the 20 trading days ending on the grant date. The Initial Award will vest as to one-third of the shares subject to such Initial Award on each yearly anniversary of the commencement of the non-employee director’s service as a director, subject to the director’s continued service through the vesting date.
•Annual Grant. On the date of each annual stockholder’s meeting, each non-employee director is granted restricted stock units having an approximate value equal to $185,000 (the “Annual Award”), an increase from $180,000 per year in 2024 and 2023. The number of shares subject to the Annual Award is calculated using the average daily closing price of our common stock during the 20 trading days ending on the grant date. The shares underlying the Annual Award will vest on the earlier of (i) the one-year anniversary of the date of grant and (ii) the date of the next annual meeting, subject to the director’s continued service through the vesting date.
The Initial Award and the Annual Awards granted under our Non-Employee Director Compensation Policy will fully vest in the event of a change in control (as defined in our 2016 Equity Incentive Plan) provided that the director remains in service through such change in control.
Pursuant to our Non-Employee Director Compensation Policy, no non-employee director may be issued, in any fiscal year, cash payments (including the fees under our Non-Employee Director Compensation Policy) with a value greater than $200,000, provided that such limit will be $300,000 with respect to any non-employee director who serves in the capacity of chair of the Board of Directors, lead outside director, or chair of the Audit Committee at any time during the fiscal year. In addition, pursuant to our 2016 Equity Incentive Plan, no non-employee director may be granted, in any fiscal year, equity awards with a grant date fair value (determined in accordance

Table of Contents	iRhythm Proxy Statement 2025	33

Proposal No. 1 Election of Directors
with U.S. generally accepted accounting principles) of greater than $300,000, increased to $500,000 in the fiscal year of his or her initial service as a non-employee director.
The following table provides information regarding all compensation awarded to, earned by, or paid to each person who served as a director during 2024, other than Mr. Blackford, our Chief Executive Officer. Mr. Blackford is not included in the table below as he is an employee and receives no compensation for his service as a director. The compensation received by Mr. Blackford as an employee is set forth in the section titled “Executive Compensation” below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Abhijit Talwalkar	$112,500	$159,707	$272,207
C. Noel Bairey Merz, M.D.	$57,500	$159,707	$217,207
Bruce Bodaken	$68,000	$159,707	$227,707
Karen Ling	$65,000	$159,707	$224,707
Mark Rubash	$71,223	$159,707	$230,930
Ralph Snyderman, M.D.	$60,000	$159,707	$219,707
Mojdeh Poul(2)	$60,000	$159,707	$219,707
Brian Yoor	$63,777	$159,707	$223,484
1.The values of the stock awards reflect the grant date fair value of restricted stock units granted during 2024 and are based on the closing price of our common stock on the grant date in accordance with FASB ASC Topic 718. For a discussion of our valuation assumptions, see Note 2 and Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025.
2.Mojdeh Poul is not standing for re-election to the Board of Directors at the Annual Meeting.
For information regarding the number of restricted stock awards and stock options held by each non-employee director as of December 31, 2024, see the table below:

Name	Shares Underlying Option Awards Held as of December 31, 2024	Shares Underlying Restricted Stock Units Held as of December 31, 2024
Abhijit Talwalkar	24,230	1,841
C. Noel Bairey Merz, M.D.	—	1,841
Bruce Bodaken	228	1,841
Karen Ling	—	1,841
Mark Rubash	23,901	1,841
Ralph Snyderman, M.D.	3,839	1,841
Mojdeh Poul	—	3,440
Brian Yoor	—	3,440

Table of Contents	iRhythm Proxy Statement 2025	34

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2025, and recommends that stockholders vote for ratification of such selection. The ratification of the selection of PwC as our independent registered public accounting firm for the year ending December 31, 2025, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that PwC is not ratified by our stockholders, the Audit Committee will review its future selection of PwC as our independent registered public accounting firm.
PwC audited our financial statements for the year ended December 31, 2024. Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.
During the years ended December 31, 2023 and 2024, fees for services provided by PwC were as follows:

	Year Ended December 31,
Fees Billed to iRhythm	2023	2024

Audit fees(1)	$2,431,300	$2,298,000

Audit-related fees(2)	—	—

Tax fees(3)	—	—

Other fees(4)	7,050	7,050

Total fees	$2,438,350	$2,305,050
1.“Audit fees” consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements and services that are normally provided by the auditor in connection with regulatory filings.
2.“Audit-related fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
3.“Tax fees” consist of fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.
4.“Other fees” consist of fees for services other than the services reported in audit fees, audit-related fees and tax fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre- approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All the services relating to the fees described in the table above were approved by our Audit Committee.

Table of Contents	iRhythm Proxy Statement 2025	35

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Vote Required
The ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2025 requires the majority of the shares of our common stock present in attendance or by proxy at the virtual Annual Meeting and entitled to vote thereon vote for approval. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. This is a routine matter and as such, broker non-votes are not applicable.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT COMMITTEE
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP (“PwC”) the audited consolidated financial statements of the company contained in our Annual Report on Form 10-K for the 2024 fiscal year. The Audit Committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from the company.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for our 2024 fiscal year for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Sincerely,

Brian Yoor, Chair of the Audit Committee of the Board
Mojdeh Poul
Mark Rubash
Ralph Snyderman, M.D.

Table of Contents	iRhythm Proxy Statement 2025	36

Proposal No. 3 Advisory Vote on the Compensation of Our Named Executive Officers
Proposal No. 3 Advisory Vote on the Compensation of Our Named Executive Officers
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our NEOs. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. This “say on pay” vote is conducted on an annual basis.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our NEOs. Our Compensation and Human Capital Management Committee and Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the NEOs, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and Human Capital Management Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our NEOs.
Vote Required
The approval, on an advisory basis, of the compensation of our NEOs requires the majority of the shares of our common stock present in attendance or by proxy at the virtual Annual Meeting and entitled to vote thereon vote for approval. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Table of Contents	iRhythm Proxy Statement 2025	37

Message from the Compensation and Human Capital Management Committee
Message from the Compensation and Human Capital Management Committee
Dear Fellow Stockholders,
On behalf of iRhythm’s Board of Directors, we want to thank you for your investment in iRhythm and for your support of the values that contribute to its success. This past year has been one of continued transformational growth and maturation in the face of considerable complexity within iRhythm’s operating environment that requires the management team to maintain a long-term view when making decisions across a wide range of corporate initiatives.
In 2024, we continued to drive significant growth in our core business, and we believe that our ongoing accomplishments and investments will provide the foundation for sustained value creation over the long term. Over the past five years, our revenue compound annual growth rate, or CAGR, grew over 22%, reflecting continued resilience amid various micro- and macro-economic challenges.
•With regulatory remediation the top company priority over the past 18 months, management continues to make demonstrable progress towards remediating all outstanding FDA observations and at all times remains committed to safety and compliance.
•In its core U.S. business, iRhythm drove 20.1% year-over-year revenue growth by achieving a record number of Zio registrations from across different channels, serving over 2 million patients in 2024, pushing Zio utilization earlier in the patient care pathway, signing a collaboration with Epic, and growing its market penetration in the United States.
•Setting the stage for global growth, iRhythm expanded access to Zio services into four European countries, earned Japanese PMDA regulatory approval, and launched manufacturing automation for Zio monitor.
•To enable additional long-term growth initiatives, iRhythm also bolstered its balance sheet with cost-efficient capital by closing $661 million in convertible debt and signed an exclusive license agreement with BioIntelliSense, Inc., a continuous health monitoring and clinical intelligence company, for multiparameter sensor technology to be used in future ambulatory cardiac monitoring services.
•Finally, management implemented several sustainable operational efficiencies throughout the business, driving gross margin expansion, improving profitability, and positioning us to continue growing efficiently into the future.
Driving these business results has been an intentional, thoughtful, long-term focus on attracting and retaining the right talent for iRhythm’s unique situation and creating the infrastructure to reward performance appropriately. As iRhythm has matured its U.S.-focused business beyond a single product, single-market company into a global growth company with a scalable platform addressing multiple large end markets, its compensation program has evolved significantly to align management’s performance with stockholder interests. Between 2021 and 2023, iRhythm’s Board of Directors enacted extensive executive leadership changes to drive business transformation and foster an environment of quality, integrity, and excellence while concomitantly increasing the long term focus of equity grants, adding a total stockholder return metric to the CEO’s equity grant in 2022 and to the equity grants of all other NEOs in 2023, increasing stock ownership guidelines for the CEO to four times base salary and extending the guidelines to include iRhythm’s EVPs and SVPs.
Given the negative results of our say-on-pay vote in 2024, we significantly increased our stockholder outreach to further understand the views of our stockholders with respect to our compensation programs. We heard strong stockholder feedback regarding a desire for enhanced disclosure related to iRhythm’s compensation programs, in particular clarity around performance and pay decisions and performance conditions or targets. In addition, many stockholders encouraged the Committee to ensure that management remains focused on the achievement of remediation activities tied to ongoing regulatory challenges. Also in response to stockholder feedback, the Board of Directors declined the evergreen equity refresh provision in 2024 that our current equity incentive plan allows and took the additional step in November 2024 to remove evergreen provision entirely from our plan. As detailed in the following pages, the Committee made a concerted effort to respond to stockholder feedback.
iRhythm remains fully committed to bringing high quality service to more patients in more locations worldwide, and we believe that this is supported by a compensation program that rewards performance in alignment with stockholders’ interests. We thank you for your continued engagement and respectfully request your support for our 2025 Say on Pay proposal.

Sincerely,

Karen Ling, Chair of Compensation and Human Capital Management Committee
C. Noel Bairey Merz, M.D.
Bruce Bodaken
Abhijit Talwalkar

Table of Contents	iRhythm Proxy Statement 2025	38

Compensation Discussion & Analysis
Compensation Discussion & Analysis
Executive Officers
The following table sets forth the names of our executive officers, their ages as of the date of this Proxy Statement, and their positions. The table is organized by CEO, CFO, and other executive officers in alphabetical order by last name.

Name of Executive Officer	Age	Position
Quentin Blackford	46	President, Chief Executive Officer and Director
Daniel Wilson	43	Chief Financial Officer
Patrick Murphy	46	Chief Business Officer and Chief Legal Officer
Chad Patterson	43	Chief Commercial Officer
Sumi Shrishrimal	46	Executive Vice President, Chief Risk Officer
Mervin Smith	49	Executive Vice President, Business Operations
Minang (Mintu) Turakhia, M.D., M.S.	51	Chief Medical Officer, Chief Scientific Officer, and EVP, Product Innovation
Our Board of Directors chooses executive officers, who then serve at the discretion of our Board of Directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers. For information regarding Mr. Blackford, please refer to “Proposal No. 1—Election of Directors”.

Daniel Wilson was promoted to Chief Financial Officer in August 2024. Prior to his promotion he served as our Executive Vice President, Corporate Development and Investor Relations from April 2023 to August 2024 and as Executive Vice President, Corporate Development, Corporate Strategy and Investor Relations from June 2019 to April 2023. Before his employment by iRhythm, Mr. Wilson served as Director and Head of Business Development at Penumbra, Inc., a global healthcare company focused on innovative therapies. Prior to Penumbra, he held various positions at J.P. Morgan between August 2006 and May 2016, most recently as Executive Director in the Healthcare Investment Banking group focused on digital health, medical technology and emerging healthcare companies. Earlier in his career, he held various positions in Piper Jaffray’s Healthcare Investment Banking group from August 2004 to August 2006. He started his career at KPMG as an Audit Associate from September 2003 to August 2004. Mr. Wilson has a B.S. in Business Administration from California Polytechnic State University at San Luis Obispo.

Patrick Murphy has served as our Chief Legal Officer since November 2021 and as our Chief Business Officer since April 2023. From January 2016 to November 2021, Mr. Murphy held various roles at DexCom, Inc., a company that develops, manufactures, produces and distributes continuous glucose monitoring systems for diabetes management, most recently as Executive Vice President and Chief Legal Officer. From September 2003 to January 2016, Mr. Murphy was an attorney at Stradling Yocca Carlson & Rauth law firm, where he specialized in corporate finance, mergers and acquisitions and general corporate matters. Mr. Murphy received a J.D. from the St. Louis University School of Law and a B.S. from the Truman State University. Mr. Murphy is a member of the State Bar of California.

Table of Contents	iRhythm Proxy Statement 2025	39

Compensation Discussion & Analysis

Chad Patterson has served as our Chief Commercial Officer since July 2022. From January 2021 to July 2022, Mr. Patterson served as Executive Vice President, Chief Marketing Officer at DexCom, Inc. Mr. Patterson previously served in roles of increasing seniority at DexCom, including as Senior Vice President, Global Marketing and Product Management from March 2020 to January 2021, Vice President, Global Marketing and Product Management from March 2019 to March 2020, Senior Director, Global Consumer Marketing from March 2018 to March 2019, and Director of Marketing from November 2015 to February 2018. Prior to joining DexCom, Mr. Patterson held various global management positions at Nestlé, a manufacturer of food products, from 2005 to 2015. Mr. Patterson has a B.A in Marketing, Entrepreneurship and International Business from Gonzaga University and an M.B.A. from the University of Southern California, Marshall School of Business.

Sumi Shrishrimal has served as our Chief Risk Officer since May 2022. From May 2018 to May 2022, Ms. Shrishrimal held various positions with DexCom, Inc., most recently as Chief Risk Officer. From March 2016 to May 2018, Ms. Shrishrimal served as Vice President, Internal Audit at NuVasive, Inc., and previously served as their Senior Director, Internal Audit, from November 2014 to February 2016. From December 2003 to October 2014, Ms. Shrishrimal served in various roles at Corinthian Colleges, most recently as Vice President, Internal Audit. Ms. Shrishrimal holds a B.A. in Accounting and Information Systems from University of Mumbai in India.

Mervin Smith has served as Executive Vice President of Business Operations since July 2023. In addition to other responsibilities, Mr. Smith oversees our Global Business Services center, Clinical Operations, Manufacturing and Business Operations. Prior to iRhythm, Mr. Smith served in executive leadership roles at Zimmer Biomet, a global medical technology company, between September 2003 to January 2023. Most recently, from December 2021 to January 2023, Mr. Smith served as Vice President & General Manager for Surgical, Restorative Therapies & Office Based Technologies. Mr. Smith holds a M.B.A from Ball State University and a B.S., Accounting, from the University of Pittsburgh.

Minang (Mintu) Turakhia, M.D., M.S. has served as our Chief Medical Officer, Chief Scientific Officer, and EVP, Product Innovation since June 2022 and as our Executive Vice President, Product Innovation since April 2023. Dr. Turakhia has served as a Clinical Professor at the Stanford University School of Medicine since August 2008. From August 2008 to June 2022, Dr. Turakhia served as Chief of Cardiac Electrophysiology at VA Palo Alto Health Care System. Dr. Turakhia holds a B.S. in Molecular Biology and Computer Science from the University of California, Berkeley, and received his M.D. from the University of California, San Francisco. He also holds a M.S. in Clinical Research from University of California, San Francisco and received clinical training at Harvard’s Brigham & Women’s Hospital the University of California, San Francisco.

This Compensation Discussion and Analysis (“CD&A”) describes the key elements of our executive compensation program, policies and practices, and the key decisions made by the Compensation and Human Capital Management Committee (referred to in this CD&A discussion as the “Committee”) of the Board of Directors regarding those programs during fiscal 2024.

For purposes of this CD&A and executive compensation disclosures, the individuals listed below are referred to collectively as our “named executive officers” or “NEOs”. Our NEOs for fiscal 2024 are:

Table of Contents	iRhythm Proxy Statement 2025	40

Compensation Discussion & Analysis

Name	Position

Quentin Blackford	President, Chief Executive Officer, Director

Daniel Wilson	Chief Financial Officer

Patrick Murphy	Chief Business Officer and Chief Legal Officer

Chad Patterson	Chief Commercial Officer

Minang (Mintu) Turakhia, M.D., M.S.	Chief Medical Officer, Chief Scientific Officer, and EVP, Product Innovation

Brice Bobzien	Former Chief Financial Officer

CFO Transition
We also underwent a transition in our executive team in 2024, with the resignation of Brice Bobzien as our Chief Financial Officer and the promotion of Daniel Wilson to that role. Mr. Bobzien’s resignation was due to personal reasons and not a result of any disagreement regarding the company’s financial statements or disclosures.
Promotion of Daniel Wilson as Chief Financial Officer
Our Board appointed Daniel Wilson as our Chief Financial Officer effective August 31, 2024. Mr. Wilson brings significant leadership experience to the role. In connection with his appointment as Chief Financial Officer, Mr. Wilson received an increase in annual base salary to $425,000 and an increase in annual target bonus to 60% of his annual base salary. In addition, Mr. Wilson received a grant of restricted stock units with an approximate grant date fair value of $400,000 that will vest in equal installments annually over four years. Mr. Wilson will continue to be eligible to receive severance benefits pursuant to the terms of the company’s Executive Change in Control and Severance Policy, discussed in greater detail below in the section entitled “Post-Employment Compensation Arrangements,” with any benefit eligibility calculated by reference to the Tier 2 eligibility standard as set forth in such policy.
Resignation of Brice Bobzien
Brice Bobzien resigned as our Chief Financial Officer effective August 31, 2024. In connection with his resignation, Mr. Bobzien and the company entered into a separation and release agreement and a consulting agreement, as described below in “Employment Arrangements”.

Table of Contents	iRhythm Proxy Statement 2025	41

Section 1 Executive Summary
Section 1 Executive Summary
2024 Stockholder Engagement and Responsiveness to 2024 Say-on-Pay Vote
Stockholder Outreach and Engagement
During the one-on-one meetings that we held during off-season proxy-related engagements, participants included our Independent Chairman of the Board, the Chairwoman of our Compensation and Human Capital Management Committee, our Vice President of Total Rewards, Investor Relations, and other members of management, including our Chief Executive Officer and Chief Financial Officer, as appropriate. Our engagement sought to solicit feedback on our executive compensation programs and disclosure, as well as governance related matters. The insights from these discussions helped us evolve and fine-tune our compensatory programs, including adjustments made to our 2025 performance metrics, to reflect operational and financial goals that align with the interests of our stockholders. We have also provided additional disclosure to stockholders around our short-term incentive metrics in this Proxy Statement to enable greater transparency and to assist with future productive engagement.
Responsiveness to our 2024 Say-on-Pay Vote
At iRhythm, we value the feedback we receive from our stockholders. Our directors and management recognize the benefits that come from robust dialogue with stockholders and other relevant parties, and we have embraced an active year-round engagement strategy for many years. We continue to seek additional ways to effectively engage with our stockholders and augment internal processes that enable us to meaningfully consider and respond to stockholder feedback. We believe we have been successful in this endeavor in the past year as we initiated an off-season stockholder engagement process focused on governance and compensation related matters that was above and beyond our historical practices but expected to be part of our engagement strategy going forward. We also made certain revisions to our compensatory program and disclosure practices for 2025 in response to feedback we received in 2024.

OUR FOCUS DURING THE 2024 STOCKHOLDER ENGAGEMENT SEASON WAS ON OBTAINING FEEDBACK ON OUR EXECUTIVE COMPENSATION PROGRAM
Our Board was disappointed with the results of our 2024 Say-on-Pay vote (49% of votes cast in favor). In response, management and representatives from the Board and the Compensation and Human Capital Management Committee sought feedback through increased engagement meetings with our stockholders and reported the detailed feedback received to the Board and the Compensation and Human Capital Management Committee. We also sought the advice of our external advisors, including our independent compensation consultant. In general, the feedback we received from stockholders and other stakeholders on the design of our executive compensation program was supportive, consistent with the previously high level of support for our Say-on-Pay vote. Most of the feedback we received regarding the vote results was focused on the special retention award granted to select individuals of the management team in August 2023 and the desire for enhanced disclosure and improved clarity around compensation decisions. During those conversations, once the shareholders understood the rationale behind the special award granted in August 2023, the vast majority supported the decision. Additionally, stockholders requested to better understand how our annual incentive award payouts are determined, asked for the addition of a performance metric to incentivize achievement of remediation activities tied to ongoing regulatory challenges, and requested us to review the evergreen provision within our current equity incentive plan. In response, we have taken steps to respond to these concerns, as described in this section, with changes and enhancements to our disclosures as well as the removal of the evergreen provision from our current equity incentive plan. We will continue to engage with our stockholders to solicit and consider feedback.

We have detailed the key feedback we received from stockholders and other key stakeholders, along with the company’s response on the following page.

Table of Contents	iRhythm Proxy Statement 2025	42

Section 1 Executive Summary

What We Heard		Our Response
2023 Special Strategic Equity Award
Use of special awards is disfavored for the CEO or other NEOs. Stockholders did not request retroactive changes to the 2023 Special Equity Award, but rather sought forward-looking commitments that similar awards would not be granted absent extraordinary circumstances.
•No special equity awards were made during 2024 •The Committee will not grant future one-time awards to the CEO or other NEOs, absent extraordinary circumstances or to recruit new hires
Performance targets related to the 2023 Special Strategic Equity Award were inadequately disclosed.
•With the goals of enhancing the patient experience, driving operational excellence, and accelerating innovation, performance targets related to the 2023 Special Strategic Equity Award are:
•Achieve at least 10 million cumulative patient registrations
•Fully operationalize enhanced billing management and revenue operations system
•Establish a Global Business Services (GBS) center in the Philippines to position the company to maintain patient satisfaction, scale globally and perform efficiently
•Achieve adjusted EBITDA margin exceeding 10% over a rolling two quarter period
•Commercial launch of an elevated MCT product
•Upon performance objective achievement, a TSR modifier is applied to align final award to stockholder interests

The structure of the 2023 Special Strategic Equity Award was atypical. Specifically, the performance measures could be determined “achieved” at any point during the measurement period rather than only at the end of the measurement period.

•In response to stockholder feedback, should an extraordinary circumstance arise and a special equity award is necessary, the company is committed to ensuring:
•That the determination of the performance objectives will take place at the end of the measurement period
•That the targets and development of the targets will be disclosed

Short-term incentive program	Disclosure of how annual incentive award goals are set and how performance is measured is limited and it is difficult to assess how outcomes were achieved.
•Enhanced annual incentive program disclosure in 2025 Proxy Statement regarding how each element of our compensation program is designed to align to our philosophy and strategy
•Provided clearer description of how iRhythm’s financial performance translated into individual compensation performance of our CEO and other NEOs
•Included summary of performance metrics for our outstanding programs

Evergreen provision	Removal of Evergreen provision from 2016 Equity Incentive Plan to prevent future dilution to stockholders.
•In November 2024, iRhythm’s Board of Directors approved an amendment of the company’s 2016 Equity Incentive Plan to remove the “Evergreen” provision of the 2016 Equity Incentive Plan that provides for an annual increase in shares reserved and available for issuance
•Consequently, no new shares were added to the 2016 Equity Incentive Plan in 2025 under such provision
•No other changes were made to the 2016 Equity Incentive Plan

Progress towards regulatory remediation	Stockholders expressed a desire to see executive compensation tied to achievement of remediation activities to rectify ongoing regulatory challenges.
•In 2024, the company committed significant resources to addressing regulatory matters
•Expanded 2025 Short-term Incentive Plan corporate performance goals to include Strategic Goal focused on achieving regulatory remediation milestones
•Remediation of the FDA and regulatory matters remain iRhythm’s top priority throughout all levels of the organization, including for our Board of Directors and management

Our relationship with our stockholders is an important part of our success and we are committed to continuing to engage with our stockholders in constructive and meaningful dialogue throughout the year.

Table of Contents	iRhythm Proxy Statement 2025	43

Section 1 Executive Summary
Aligning our Compensation Programs with our Transformation Journey
As iRhythm continues its journey to become a leading medical technology and a top-performing company, the Committee refines and evolves its compensation and corporate governance programs to maintain alignment with stockholder interests. This is evident in the adjustments to our compensation and governance programs noted below, which adjustments were made to ensure they reflect our strategic priorities in a challenging operating environment and effectively align our pay and company performance.

2022	2023	2024
Launch transformation focused on fundamentals	Expand transformation to include operational excellence	Leverage transformation to navigate headwinds with resilience and address stockholder concerns
Navigated CMS reimbursement challenges in long-term continuous monitoring	Ongoing remediation for FDA observations and warning letter, along with other regulatory agencies
Our corporate governance practices and compensation philosophy continue to evolve in lockstep with our journey

•Declassified the Board of Directors such that directors are elected to one-year term, reflecting company’s commitment to stockholder feedback
•Enacted extensive executive leadership changes to drive business transformation and foster an environment of quality, integrity, and excellence
•Increased the stock ownership guidelines for the CEO and extended the guidelines to include the SVPs
•Introduced total stockholder return metric to CEO PSU grant
•Did not exercise the 2016 Equity Incentive Plan evergreen provision for the annual share pool refresh

•Appointed two new directors to the Board of Directors for refreshed perspectives amidst maturing corporate profile
•To align EVP and SVP compensation to stockholder interests, PSUs with a TSR modifier were extended to EVPs and SVPs
•One-time special strategic PSUs granted to then-current NEOs and other members of management, focused on retaining key talent and performance metrics aligned to patient experience, operational excellence, and accelerating innovation
•Did not exercise the 2016 Equity Incentive Plan evergreen provision for the annual share pool refresh

•Board of Directors approved an amendment for immediate removal of the evergreen provision in our 2016 Equity Incentive Plan
•Revised the 2025 short-term incentive goals to incentivize remediation in response to regulatory challenges and stockholder concerns
•Changed the 2025 short-term incentive plan performance metrics to increase weighting on profitability metric

Table of Contents	iRhythm Proxy Statement 2025	44

Section 1 Executive Summary

Taking into consideration the overall operating environment and business results, the Committee took the following key actions during 2024 with respect to the compensation of the NEOs:

		Pay Element	Description	2024 Committee Action			What we did for 2025
Fixed	Short-term	Base Salary and Benefits
•The fixed compensation program with salaries reviewed annually and adjusted as appropriate
•The benefit packages that are market competitive and consistent with what is available to all employees in the company
				Reviewed the base salaries payable to the NEOs with consideration of market positioning as well as individual performance. As a result, we made certain salary increases that ranged from 3% to 7%			CEO Compensation •No base pay increase
At Risk / Variable		Short-term Incentive Plan (STI)
The 2024 annual cash bonus plan is based on actual corporate performance as measured against pre-established 2024 target goals that include:
•75% Weighting: Total Revenue
•25% Weighting: Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization)
•Individual performance multiplier (0-200%)

Performance measures include:
•Revenue and Adjusted EBITDA aligned to our annual operating plan
•Individual performance modifier is based on annual performance evaluations
For the NEOs, the actual cash bonus award ranged from 101% to 116% of target

NEO Compensation
•No change to short-term incentive target (other than CFO promotion)
•Added a third performance measure (Strategic Objective: FDA Remediation)
•Changed the Performance Goal Weighting to 50% Revenue (from 75%), 40% Adjusted EBITDA (from 25%) and added 10% Strategic Objective

	Long-term	Long-term Incentive Plan (LTI)	The 2024 annual long-term incentive award for the NEOs continued to be equally split time-based restricted stock unit (“RSU”) awards and performance-based restricted stock unit (“PSU”) awards				•No change to NEO long-term incentive award split between RSUs and PSUs
RSUs – 50% of Opportunity
•Opportunity to earn shares of our common stock if the employee generally remains with the company over the four-year vesting period of the award
•Rewards stock price appreciation and tenure
				No change to RSUs.			No change to RSUs.
PSUs – 50% of Opportunity
•PSUs will be earned based on cumulative CAGR of our global revenue unit volume over a three-year performance period
•PSU award is further adjusted based on our share price performance relative to the companies comprising the S&P Healthcare Equipment Select Industry Index (TSR Modifier)
				2022 – 2024 PSU Cycle •Based on the achievement of CAGR metric at 121.4% and TSR modifier at 83.3%, CEO earned PSUs at 101.1%			2025 – 2027 PSU Cycle •No change to design in terms of performance metric or TSR
				Threshold	Target	Maximum
				13%	18%	23%
Achieved a 3-year CAGR of 19.1%
•33rd TSR percentile ranking •83.3% TSR modifier
		Special One-Time Equity Awards		The Committee did not make any special equity awards in 2024			The Committee is committed to no special awards absent extraordinary circumstances or to recruit new hires

Table of Contents	iRhythm Proxy Statement 2025	45

Section 2 Compensation Governance and Pay Principles
Section 2 Compensation Governance and Pay Principles
Pay for Performance Philosophy
iRhythm’s executive compensation programs and policies are designed to retain and motivate a strong, capable, high functioning and experienced executive team with the ability to execute on our strategic growth objectives, while aligning strong performance, collaboration and accountability with business results and the interests of our stockholders.
To ensure this alignment and to reward individual initiative and effort, a substantial portion of the NEOs’ target total direct compensation is performance-based and “at-risk.” In 2024, we emphasized performance-based compensation through two separate compensation elements:
•The first is the annual cash bonus award that is based on the company’s performance against financial objectives specified at the beginning of the performance year and an evaluation of individual accomplishments and performance during the year.
•The second is the grant of long-term (3-year) PSU awards as part of our annual equity cycle since 2022, which comprise 50% of each NEO’s annual grant of long-term equity incentive compensation. These annual PSUs require our achievement of a target goal of compound annual growth rate in global unit volume over a three-year period, with the resulting achievement modified by our relative TSR against an industry index over such period.
We also provide variable compensation via RSUs relating to shares of our common stock. The RSUs are subject to continued employment requirements (and thus may never be earned) and their value to our NEOs depends on our per share price at the time of vesting (and sale).
The performance-based and variable pay elements ensure that a substantial portion of the NEOs’ target total compensation for 2024 is “at risk”, with the amounts ultimately payable subject to variability above or below target levels commensurate with the company’s actual performance. Specifically, annual compensation is variable and connected to our operational, financial, and share price performance. The annual pay mix for the CEO and other NEOs in 2024 is reflected below.
CEO's Realized and Realizable Compensation
To ensure ongoing alignment to the compensation philosophy, in 2024 the Committee evaluated the relationship between the target and realizable value of the compensation granted to our CEO from 2022 through 2024. The realizable value of our CEO’s compensation package over the three-year period is lower than the target value, due primarily to iRhythm’s stock valuation as of the end of 2024, as reflected in the following chart:

Table of Contents	iRhythm Proxy Statement 2025	46

Section 2 Compensation Governance and Pay Principles
Realizable value is calculated as the sum of the compensation deliverable in each year, including actual salary paid, annual bonus earned, and the value of long-term incentive plan components (PSUs and RSUs) as valued on December 31, 2024 using our year-end stock price of $90.17 per share and, for the PSUs that have not completed the performance period, using a performance multiplier reflecting performance as of December 31, 2024. Target value represents the base salary rate in effect in each year, target annual bonus, and the grant date fair value of long-term equity incentive awards (PSUs and RSUs) granted in each year.
The above chart reflects that while the CEO’s compensation is achieved through various measures, including through long-term unit volume growth, our long-term operational and strategic goals, and our relative TSR performance versus the S&P Healthcare Equipment Select Industry Index, most of our CEO’s compensation is tied to our stock performance. The relationship between target and realizable value demonstrates the sensitivity of our compensation program to our actual financial and stock performance and illustrates the alignment of our compensation program with stockholder interests.
Executive Compensation Philosophy
Our overarching compensation philosophy is focused on achieving the following primary objectives:
•attract and retain high-caliber executive talent;
•directly link rewards to the achievement of key financial, operational, and strategic results that build long-term stockholder value;
•recognize individual performance by linking rewards to individual achievements in addition to measurable corporate results; and
•maintain strong compensation best practices by meeting evolving standards of compensation governance and remaining responsive to stockholder feedback through robust engagement programs.
To achieve our compensation philosophy, our current practice is to combine a mixture of compensation elements that balance rewarding achievement of our short-term goals with our long-term performance. We provide short-term incentive compensation opportunities in the form of an annual cash bonus plan, which focuses on our yearly financial and operating results (and for 2025, FDA remediation measures that we want achieved quickly), and long- term incentive compensation opportunities are provided in the form of equity awards, certain of which include 3 year performance periods to incentivize the achievement of long-term market and operational objectives.

The majority of the NEOs’ compensation consists of long-term equity-based compensation. While the pay mix may vary from year to year, the overarching goal is to achieve our compensation objectives and ensure that a meaningful percentage of total compensation is tied to long-term performance.
Executive Compensation Policies and Practices
We endeavor to maintain and operate under sound corporate governance standards to best serve our stockholders and align with external industry expectations, while also incorporating certain “best practices” in executive compensation. The Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation related policies and practices:

Table of Contents	iRhythm Proxy Statement 2025	47

Section 2 Compensation Governance and Pay Principles

What We Do	What We Don’t Do
•Maintain an Independent Committee. The Committee consists solely of independent directors.
•Retain an Independent Compensation Adviser. The Committee engaged an independent consultant to advise on all executive compensation related matters independent of management.
•Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our NEOs’ compensation is “at risk” and directly linked to our corporate and stock performance, as well as equity-based to align with the interests of our stockholders.
•“Double-Trigger” Change-in-Control Arrangements. Our post- employment compensation arrangements in the event of a change in control of the company are “double trigger” arrangements that require both a change in control of the company plus a qualifying termination of employment before payments and benefits are paid.
•Compensation Recovery (“Clawback”) and Misconduct Policies. We have adopted two separate and robust compensation recovery policies applicable to current and certain former executive officers one is triggered by certain misconduct, and one is triggered by an accounting restatement, which is intended to comply with Nasdaq’s listing rules.
•Stock Ownership Guidelines. We have a robust stock ownership policy for our NEOs and the non-employee members of our Board of Directors.
•Removed “evergreen” refresh provision and declined 2024 Equity Incentive Plan Increase. We are committed to responsible management or our equity incentive plan and, in addition to declining the evergreen equity refresh provision in 2024 that our current plan allows, we have removed the evergreen provision entirely from our plan.
•Regularly engage with stockholders on compensation and governance matters. Just like with our customers, we seek to understand what is important to our stockholders and strive to be responsive to their feedback.

•No Executive Employment Agreements. We do not maintain employment agreements with any executives, including the NEOs other than offer letters providing at-will employment.
•No Executive Retirement Plans. We do not offer supplemental pension or retirement plans or arrangements to our NEOs, other than certain retirement vesting provisions for which none of our NEOs are currently eligible.
•Limited Executive Perquisites. We do not provide perquisites or other personal benefits with an aggregate incremental amount of more than $10,000 to any NEO.
•No Tax Gross-Ups on Perquisites: We do not provide any tax gross-ups on perquisites, other than related to standard relocation and corporate housing benefits.
•No Special Welfare or Health Benefits. Our NEOs participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our employees generally.
•No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments including “gross-ups” on any severance or change-in-control payments or benefits.
•No Hedging or Pledging of Our Equity Securities. We prohibit our employees, including our executive officers, and the members of our Board of Directors from engaging in certain derivative transactions and from hedging our securities, and from holding our securities in a margin account or pledging our securities as collateral for a loan.

Table of Contents	iRhythm Proxy Statement 2025	48

Section 3 Compensation Determination Process
Section 3 Compensation Determination Process
Compensation-Setting Process
The Committee reviews the base salary, annual cash bonus and long-term incentive compensation of the CEO and other NEOs at the beginning of the calendar year, or more frequently as warranted to develop the target total compensation opportunities. The Committee does not use a single method or measure in formulating the compensation program, nor does it establish specific targets for the total direct compensation of the NEOs. The Committee and our Board of Directors consider the following factors:
•the company’s performance against the financial and operational objectives established earlier during the fiscal year and for the financial metrics, where available, our company’s performance relative to the compensation peer group selected by the Committee;
•each individual NEO’s skills, experience, qualifications and scope of role and potential contributions;
•the performance of each individual NEO based on the NEO’s annual performance evaluation, which includes a subjective assessment of their contributions to the overall Company performance, ability to lead their business function and work as part of a team, all of which reflect the company’s core values;
•internal compensation equity among the NEOs;
•the compensation practices of the compensation peer group and the positioning of each NEO’s compensation relative to comparable positions at peer companies and other market compensation levels in the broader medical device industry; and
•the compensation recommendations provided by the CEO with respect to other NEOs.
These factors provide the framework to make decisions regarding the total direct compensation for each NEO. Neither the Committee, nor our Board of Directors, assigns relative weights or rankings to such factors. No particular factor is determinative in setting pay levels and our Committee and our Board of Directors are guided by their knowledge, experience and collective judgment in assessing the various qualitative and quantitative inputs to make compensation decisions.
Role of the Compensation and Human Capital Management Committee
The Committee has the principal responsibility for establishing, implementing, and monitoring adherence to the compensation philosophy and objectives. The Committee oversees the compensation and benefit policies and programs, and strategies related to the management of human capital. The Committee is responsible for the executive compensation program for the executive officers and reports to our Board of Directors on its discussions, decisions, and other actions.
As it relates to the CEO, the Committee evaluates his performance against the goals and objectives that were approved by the Board of Directors at the beginning of the year and makes recommendations to the Board of Directors regarding his compensation. As it relates to the other NEOs, the Committee, in consultation with the CEO, reviews and approves all compensation decisions.
Based on performance objectives for our annual bonus plan, the Committee determines the funding of the annual bonus plan pool.
The Committee also reviews and provides compensation recommendations to our Board of Directors relating to the non-employee independent members of our Board of Directors.
The Committee retains an independent compensation consultant that specializes in executive compensation standards and practices (as described below) to provide support in its review and assessment of our executive compensation program.
Role of Management and the Board of Directors
In discharging its responsibilities, the Committee works closely with the members of the management including the CEO. The management team assists the Committee and our Board of Directors by providing information on corporate and individual performance, as well as management’s perspective on compensation matters, excluding compensation matters related to the CEO. The Committee solicits and reviews the CEO’s recommendations and proposals with respect to program structures, as well as recommendations for adjustments to annual cash compensation, long-term incentive compensation and other compensation-related matters for the NEOs (other than for himself) based on the CEO’s evaluation of individual performance.
Each year, the CEO reviews the performance of the other NEOs based on each individual’s level of success in accomplishing the business objectives established for the prior year and the overall performance during that year, and then shares these evaluations with, and makes recommendations to, the Committee for each element of compensation. The CEO also completes an annual self-assessment which is reviewed with the Chair. The annual business objectives for each NEO are developed through mutual discussion and agreement between the CEO and each NEO. The CEO develops his annual corporate goals and objectives independently and

Table of Contents	iRhythm Proxy Statement 2025	49

Section 3 Compensation Determination Process
based on discussions with the Chair, which are reviewed by the Board of Directors and the Committee (including in consultation with the independent compensation consultant discussed in further detail below), and ultimately determined, by the Board of Directors.
The Committee reviews and discusses management proposals and recommendations with the CEO and considers them as one factor in formulating the recommendations for the compensation of the CEO and other NEOs. The CEO recuses himself from discussions and recommendations regarding his own compensation.
CEO’s annual objectives are based on discussions between CEO and Chair, and then the Board reviews and approves. CEO then does self-assessment reviewed with Chair. Chair then reviews with CHCM Chair and then full CHCM Committee for pay recommendations. CHCM Chair develops comp recommendations with Comp Consultant, which includes reviewing peer market data. Reviews recommendations with Committee, then if Committee endorses, presents to full Board for review and approval.
Role of Compensation Consultant
The Committee engages an independent external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. For 2024, the Committee engaged Aon to serve as its independent consultant to advise on executive compensation matters. Aon’s services included an analysis of competitive market pay practices for senior executives and data analysis and selection of the compensation peer group. The market analysis and Aon’s advice are key components of the Committee’s process to determine appropriate and competitive compensation for our NEOs.
For 2024, Aon regularly attended meetings of the Committee and consulted on:
•assessing competitive market practices and compensation levels for our executive officers, including our NEOs;
•assessing the design of our 2024 annual bonus plan, as well as a review of short-term incentive compensation plan design practices of the competitive market;
•assessing executive compensation trends within our industry, and updating on corporate governance and regulatory developments;
•reviewing and providing input on the Compensation Discussion and Analysis section of our proxy statement;
•reviewing and analyzing the compensation for the non-employee members of our Board of Directors;
•reviewing competitive market practices for stock ownership guidelines;
•assessing the design of the 2024 PSU awards, as well as a review of PSU awards design and grant practices of the competitive market;
•reviewing competitive market practices for equity compensation, including burn rate and overhang, and advising on the mix of equity award types;
•conducting a severance review;
•providing guidance with respect to share authorization requests and stockholder engagement; and
•the research, development and review of our compensation peer group.
The terms of Aon’s engagement include reporting directly to the Committee. Aon coordinates with the management team for data collection and job matching for our executive officers. In 2024, Aon also provided non-executive compensation consulting services. The Committee evaluated Aon’s independence pursuant to the listing standards of The Nasdaq Stock Market and the relevant SEC rules and determined that Aon was independent and that no conflict of interest has arisen as a result of the work performed.
Use of Comparative Compensation Data

For the purpose of comparing the executive compensation of our executive officers, the Committee reviews and approves the composition of the peer group annually and adjusts its composition if warranted. The peer group is used each year to serve as a market reference point for compensation comparison purposes, to inform its decision-making process, and to set total target compensation levels that are competitive considering companies that are similar to iRhythm based on the below parameters.

Table of Contents	iRhythm Proxy Statement 2025	50

Section 3 Compensation Determination Process

Peer Selection Criteria Category	Selection Criteria
Sector	Publicly traded medical device and high technology companies, with a focus on end user marketing where possible.
Market cap	Between $1 billion and $9 billion
Revenue	$200 million to $1.8 billion
Headcount	Between 750 and 7,000 employees
In August 2023, the Committee reviewed and updated the compensation peer group for use in 2024 compensation planning to reflect changes in the company’s financial profile to recognize the evolving business focus and to account for merger and acquisition activity among the peer companies. Based on the assessment, the Committee established the following peer group for evaluating and determining 2024 compensation:

2024 Peer Group
AtriCure, Inc. (Nasdaq: ATRC)	Insulet Corporation (Nasdaq: PODD)	Nevro Corp(1) (NYSE: NVRO)
Axonics, Inc. (Acquired by BSX)	Integra LifeSciences(1) (Nasdaq: IART)	Penumbra, Inc. (NYSE: PEN)
Fulgent Genetics, Inc. (Nasdaq: FLGT)	Lantheus Holdings, Inc. (Nasdaq: LNTH)	ResMed, Inc(1) (NYSE: RMD)
Globus Medical, Inc. (NYSE: GMED)	LivaNova PLC(1) (Nasdaq: LIVN)	Shockwave Medical, Inc. (Acquired by JNJ)
Inari Medical, Inc. (Acquired by SYK)	Masimo Corporation (Nasdaq: MASI)	Tactile Systems Technology, Inc(1) (Nasdaq: TCMD)
Inspire Medical Systems, Inc. (NYSE: INSP)	Natera Inc. (Nasdaq: NTRA)	Tandem Diabetes Care, Inc. (Nasdaq: TNDM)
1.Indicates new peer company in 2024.
Removals from the 2023 Peer Group included: Abiomed, 10x Genomics, Glaukos, Guardant, Novocure, and STAAR Surgical. The Committee uses peer group proxy data as well as market data from Aon Global Surveys and Medical device and high technology companies with a similar business and financial profile to evaluate the competitive market when determining the total direct compensation for the NEOs, including base salary, target annual bonus opportunities and long-term incentive compensation. Given the objective of attracting, retaining, motivating and rewarding a superior team of executive officers and employees, the aim is to provide a total direct compensation package that is competitive compared to the peers, with a great emphasis on equity incentive compensation to tie the NEOs’ and employees’ interests more effectively to those of the stockholders.
Mr. Blackford's realizable pay is $9.2M less than his target compensation for the measurement period 2022 – 2024. While Mr. Blackford’s realizable pay has been below target compensation for the measurement period of 2022 – 2024, starting with his tenure in October 2021 the company has delivered stockholder returns that have placed it in the 90th percentile of its peer group.
Compensation Risk Assessment
The Committee conducts and oversees a regular review of executive and sales compensation-related risk to determine whether the compensation programs encourage excessive or inappropriate risk-taking, and to evaluate the level of risk, and concluded that the policies and programs are not reasonably likely to have a material adverse impact.

Table of Contents	iRhythm Proxy Statement 2025	51

Section 4 Compensation Programs
Section 4 Compensation Programs
Individual Compensation Elements
In 2024, the principal elements of our executive compensation program, and the purposes for each element, were as follows:

Element	Form of Element	Primary Objective	Reward Realized on Achievement of

Base Salary	Fixed – Cash	Attract and retain highly talented executives by providing amounts that are competitive in the market, stable, and reward performance	Continued service

Annual Cash Bonuses	Variable – Cash	Motivate our executives to achieve annual business objectives and provide financial incentives to meet or exceed these objectives	Pre-established performance metrics based on our annual operating plan

Time-based RSUs	Variable – Equity	Retain our executives as RSUs vest over 4 years while also aligning their interests with those of our stockholders	Continued service and incentivize stock price appreciation

Performance-based RSUs	Variable – Equity	Motivate our executives to achieve long-term stockholder value creation and align their interests with those of our stockholders by providing performance-based equity with opportunity to earn above target level through superior performance	Pre-established performance metrics tied to unit volume growth with the relative TSR modifier

We also provide certain post-employment severance, executive retirement vesting, and change in control protections, and various health and welfare benefits, including a 401(k)-retirement savings plan. In general, executive officers participate in the standard employee benefit programs available to our employees.
Base Salary
Base salary represents the fixed portion of the NEOs compensation and is an important element of compensation intended to attract and retain highly talented executives. The Committee reviews and develops recommendations using competitive market data to determine appropriate adjustments to base salary for the CEO and other NEOs as part of the annual executive compensation review.
For 2024, the Committee reviewed the base salaries payable to the NEOs with consideration of market positioning as well as individual performance and determined that a merit increase was appropriate. The merit increase ranged from 3% to 7%, with Mr. Wilson receiving an additional 6.9% increase upon his promotion to Chief Financial Officer.
The actual base salaries paid to our NEOs in 2024 are set forth in the “2024 Summary Compensation Table” below.

NEO	Base Salary at December 31, 2023 ($)	Base Salary at December 31, 2024 ($)	% Change
Quentin Blackford	675,000	700,000	3.7
Daniel Wilson(1)	386,000	425,000	10.1
Patrick Murphy	455,000	468,650	3.0
Chad Patterson	460,000	473,800	3.0
Minang (Mintu) Turakhia, M.D., M.S.	440,000	470,800	7.0
Brice Bobzien(1)	430,000	N/A	N/A
1.On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer and principal financial officer, replacing Brice Bobzien, effective as of August 31, 2024.
Annual Cash Bonus
In February 2024, the Committee approved the 2024 Annual Bonus Plan to provide cash incentives to meet or exceed the financial objectives set forth in our 2024 annual operating plan as well as individual performance measures. The final bonus payments are funded based on our level of achievement with respect to corporate performance goals and individual performance.

Table of Contents	iRhythm Proxy Statement 2025	52

Section 4 Compensation Programs
The cash bonus is based upon a specific percentage of each NEO’s annual base salary. In determining the target bonus percentages, the Committee also considered current retention risks, external market challenges, and the other factors described in “Governance of Executive Compensation Program – Compensation-Setting Process” above.
The target bonus opportunity of the NEOs for 2023 and 2024 were as follows:

NEO	2023 Annual Bonus Plan Target (% of Salary)	2024 Annual Bonus Plan Target (% of Salary)
Quentin Blackford	100%	100%
Daniel Wilson(1)	45%	60%
Patrick Murphy	60%	60%
Chad Patterson	70%	70%
Minang (Mintu) Turakhia, M.D., M.S.	60%	60%
Brice Bobzien(1)	60%	60%
1.On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer and principal financial officer, replacing Brice Bobzien, effective as of August 31, 2024 and Mr. Wilson's target bonus was increased to 60%. Mr. Bobzien was eligible for a prorated annual bonus for his service through August 31, 2024.
Corporate Performance Measures
In February 2024, the Committee continued the practice of including two financial performance measures for the 2024 Annual Bonus Plan—Revenue (weighted 75%) and Adjusted EBITDA (weighted 25%). The Committee believed these performance measures were appropriate because they provided a strong emphasis on growth while also considering the management of expenses, which it believed would most directly influence long-term stockholder value.
For purposes of the 2024 Annual Bonus Plan:
•“Revenue” means GAAP revenue as reported in our audited financial statements; and
•“Adjusted EBITDA” is defined as net loss before income tax provision, depreciation and amortization, interest expense, interest income and as further adjusted for stock-based compensation expense, changes in fair value of strategic investments, impairment and restructuring charges, business transformation costs, and loss on extinguishment of debt. Business transformation costs include costs associated with professional services, employee termination and relocation, third-party merger and acquisition, integration, and other costs to augment and restructure the organization, inclusive of both outsourced and offshore resources. The Committee may apply discretion and adjust performance goals and financial results for unexpected or unbudgeted one-time items when determining whether the performance goals have been met. This may include identifying additional charges and gains to exclude from Adjusted EBITDA for purposes of the Annual Bonus Plan that are significant in nature, which may impact period to period comparability, and do not represent the ongoing results of the business.
For each of these performance measures, the Committee established a target achievement level. Each performance measure was weighted according to the Committee’s assessment of its relative significance related to the successful execution of our annual operating plan.
The Committee set the following performance levels, payout percentages, targets and weighting for the two corporate performance measures for the 2024 Annual Bonus Plan as follows:

	Threshold Payout %	Target Payout %	Maximum Payout %	Weighting
Performance Level	50%	100%	200%
Revenue	$530.0M	$590.0M	$650.0M	75%
Adjusted EBITDA	$7.0M	$23.3M	$40.0M	25%
The performance target levels were intended to require significant effort and, therefore, were set at levels ordinarily difficult to achieve. For actual performance between the threshold and maximum performance levels for the Revenue and Adjusted EBITDA measures, the actual bonus payment with respect to each measure will be calculated by linear interpolation. The Committee believed the 2024 Revenue and Adjusted EBITDA targets were challenging but achievable, requiring strong performance from each of our executive officers.

Table of Contents	iRhythm Proxy Statement 2025	53

Section 4 Compensation Programs
Our decision to enter into a technology licensing agreement with BioIntelliSense in September 2024 was made as part of our long-term strategy to drive future growth. The transaction resulted in an unbudgeted acquired IPR&D expense that adversely impacted the 2024 Adjusted EBITDA performance. The Committee deemed it appropriate to exclude the impact of the acquired IPR&D expense within the Adjusted EBITDA calculation for purposes of the 2024 Annual Bonus Plan, due to the unique nature of its origination out of unplanned acquisition-related activities as measured against the Adjusted EBITDA target.
Individual Performance Factor
The individual cash bonus payments for the NEOs were determined based on a combination of corporate and individual performance. The Committee reviews individual performance to determine the final annual cash bonus payment using an individual performance modifier of 0% to 200% for each executive officer including each NEO.
Unless threshold performance is achieved on at least one of the company metrics, there is no payout regardless of individual performance. The maximum bonus is capped at 200% irrespective of the individual performance modifier.
Incentive Award Payouts Reflect Performance
Our program goals are directly tied to our strategic goals of:

1	2	3
Driving top- and bottom-line growth	Advancing our product pipeline	Enhancing share price performance – both absolute and relative
Long-term Incentives: Share price performance, relative to a select peer group, has been a modifier to our PSU metric of unit growth performance measure of our long-term awards. We believe unit volume CAGR incentivizes actions that drive sustainable growth in our share price through long term performance measurement and vesting periods. Additionally, the 2023 Special PSU award performance metrics are specific to patient experience, operational excellence, and accelerating innovation to incentivize management to deliver on key R&D milestones that are necessary to advance our pipeline and drive future performance of the company and aligns to stockholder interests and include a 3-year performance period.

Table of Contents	iRhythm Proxy Statement 2025	54

Section 5 Compensation Decisions and Outcomes
Section 5 Compensation Decisions and Outcomes
Key Compensation Decisions for 2024
For 2024, no adjustments were made to annual incentive opportunities for the NEOs (other than Mr. Wilson in connection with his promotion to CFO). In addition, no special equity incentive awards were granted to our executives. Our incentive compensation programs are designed to align payouts with our company, financial and/ or share price performance, as well as the individual performance of our NEOs.
Annual Bonus Plan Performance
In February 2025, the Committee determined the achievement, and corresponding payment levels, with respect to the corporate performance measures under the 2024 Annual Bonus Plan were as follows:

Performance Measure	Weighting	Actual (in $ million)	Payout %	Final Weighted Payout %
Revenue	75%	$591.8M	102%	77%
Adjusted EBITDA(1)	25%	$24.6M	105%	26%
		Final Corporate Factor		103%
1.Adjusted EBITDA actual performance, as presented, excludes $32.4 million of acquired IPR&D expense. The Committee deemed it appropriate to exclude the impact of the acquired IPR&D expense within the Adjusted EBITDA calculation for purposes of the 2024 Annual Bonus Plan, due to the unique nature of its origination out of unplanned acquisition-related activities as measured against the Adjusted EBITDA target.
The Committee approved the final corporate factor score equal to 103% to determine the final bonus payout for the 2024 Annual Bonus Plan. As a result of the In Process R&D license agreement noted above, the Committee applied discretion to the Adjusted EBITDA performance goals for an unexpected one-time adjustment to the Adjusted EBITDA of $32.4M. The Committee allocated 2% of corporate funding to better differentiate for individual performance across high performing employees (other than executive officers) of the company. In determining the awards for the NEOs, the Committee also evaluated the collective and individual performance of the NEOs, noting accomplishments in areas spanning our strategic pillars of Customer Growth and Experience, Accelerating Innovation, Operational Excellence, People and Culture, and Stakeholder Outcomes.
The chart below is a sample of 2024 CEO Goals and key accomplishments considered by the Committee when determining Mr. Blackford’s overall individual performance.

Table of Contents	iRhythm Proxy Statement 2025	55

Section 5 Compensation Decisions and Outcomes

Quentin Blackford, President, Chief Executive Officer and Director

Throughout 2024, although we saw unanticipated activities related to FDA Observations and other regulatory agencies, Mr. Blackford maintained a clear vision for the organization with a focus on accelerating momentum in our core business. In tandem, Mr. Blackford elevated the focus on transformation of the current business and innovation of our future business. Notable accomplishments include:
•Achieved full year 2024 revenue of $591.8 million, representing 20.1% year-over-year growth
•Increased long-term cardiac monitoring market share to over 70% and expanded mobile cardiac telemetry market share to over 10%
•Reaccelerated growth in existing customer channels and drove record new account openings within both long-term continuous monitoring and in mobile cardiac telemetry
•Expanded into primary care in both integrated delivery networks as well as national, value-based care accounts
•Drove adjusted EBITDA margin for full year 2024 of (1.3%), slightly lower than full year 2023 of (1.0%); included in adjusted EBITDA margin for 2024 was (5.5%) of impact for acquired IPR&D charges

Company Culture & Leadership

Goals Attract and build a high performing leadership team	Accomplishments •Established new executive level talent for the Quality and Assurance area with a focus on FDA remediation •Expanded the talent upleveling to all levels of executive leadership
Patient-Focus

Goals Committed to driving innovation and patient outcomes for the long term
Accomplishments
•Advanced U.S. market penetration, global expansion, technology improvements, and investments into future platform technologies through:
•Zio® monitor commercial roll-out in US
•CAMELOT publication
•Epic Aura partnership
•BioIntelliSense licensing agreement
•European commercial launches
•Japanese PMDA regulatory approval

Operational Discipline and Efficiency

Goals Committed to a culture of quality & sustainability
Accomplishments
•Remediation of regulatory and legal issues have been – and will remain – top priority across the company
•Drove ongoing transformational changes within organization to foster a commitment to excellence

2024 Key Achievements of Named Executive Officers
Daniel Wilson, Chief Financial Officer
•Strengthened iRhythm’s financial flexibility through the execution of multiple financings, including $661.3 million in convertible notes, thereby enabling investments in organic and inorganic growth
•Managed evaluation of several business development transactions and execution of the BioIntelliSense technology license agreement and associated strategic investments

Table of Contents	iRhythm Proxy Statement 2025	56

Section 5 Compensation Decisions and Outcomes
•Following expanded role and responsibilities to encompass leadership of finance function, drove a coordinated effort of operational excellence initiatives which resulted in $25 million in annualized cost savings, record Adjusted EBITDA (excluding the impact of the acquired IPR&D expense) in the second half of 2024, and positive free cash flow in the second half of 2024
Patrick Murphy, Chief Business Officer and Chief Legal Officer
•Led regulatory application to the Pharmaceutical and Medical Device Agency (PMDA) that resulted clearance of Zio in Japan
•Spearheaded analysis of real-world claims data demonstrating health economic benefits of early arrhythmia detection in adjacent conditions like diabetes, chronic obstructive pulmonary disorder, chronic kidney disease, and coronary artery disease
•Identified and evaluated strategic acquisition opportunities resulting in BioIntelliSense investment and technology license agreement
Chad Patterson, Chief Commercial Officer
•Drove 20.1% year-over-year revenue growth by delivering on core volume unit sales goals, capturing record new account openings, and expanding further into integrated delivery networks as well as innovative national accounts to broaden primary care physician adoption
•Launched collaboration with Epic’s Aura platform to streamline access to Zio services and drive more seamless connectivity between clinicians and patients
•Successfully launched Zio into four new European markets, including driving operational readiness and local distributor onboarding, and prepared for commercial launch in Japan, including physician society outreach and local distributor readiness
Minang (Mintu) Turakhia, M.D., M.S., Chief Medical Officer, Chief Scientific Officer, and EVP, Product Innovation
•Re-architected Product Management function and created new product roadmap including integration of licensed technologies; delivered multiple new product launches across hardware, software, and services, including expanded U.S. Zio Monitor rollout and entry into four new European markets, and earned three industry product design awards and three additional finalist recognitions
•Delivered largest scientific output in company history, including late-breaking trials and real-world evidence supporting Zio’s inclusion in 2024 clinical guidelines, driving payor adoption and market growth; launched Clinical Data Warehouse to advance internal outcomes research and AI and new internal clinical research capabilities for premarket regulatory studies
•Expanded Medical Affairs, modernizing field education and digital education library, launching company’s first fellows and allied professional programs, enhancing presence across cardiology, electrophysiology, primary care conferences, and strengthening global influence with international medical societies; built new Medical Safety and clinical oversight capabilities
The following table sets forth the target annual cash bonus opportunities and the actual cash bonus payments made to NEOs for 2024:

NEO	Base Salary (December 31, 2024)		Target Bonus %		Corporate Performance Factor(2)		Individual Performance Factor		Resulting Payout	Percent of Target
Quentin Blackford	$700,000	x	100%	x	101%	x	110%	=	$777,700	111%
Daniel Wilson(1)	$425,000	x	60%	x	101%	x	100%	=	$257,550	101%
Patrick Murphy	$468,650	x	60%	x	101%	x	100%	=	$284,002	101%
Chad Patterson	$473,800	x	70%	x	101%	x	115%	=	$385,223	116%
Minang (Mintu) Turakhia, M.D., M.S.	$470,800	x	60%	x	101%	x	100%	=	$285,305	101%
Brice Bobzien(1)	$442,900	x	60%	x	101%	x	100%	=	$178,932	101%
1. On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer and principal financial officer, replacing Brice Bobzien, effective as of August 31, 2024. Mr. Bobzien was awarded his annual bonus based on his annual salary presented above, prorated for his service time during the fiscal year, up through August 31, 2024.
2. The Committee allocated 2% of corporate funding to better differentiate for individual performance across the company.
During 2024 stockholder outreach, stockholders expressed their desires to align executive compensation with the company’s continued focus on revenue growth, increasing emphasis on profitability expansion, and remediation of the FDA matters. As such, the Committee have taken additional steps to align our 2025 Annual Short-Term Incentive Plan corporate performance measures to stockholder interests. For 2025, the Committee has maintained two financial performance measures (Revenue and Adjusted EBITDA) and added a third performance measure focused on strategic objectives related to FDA remediation (Strategic Objective). The weighting of the corporate performance measures was also changed to 50% Revenue (from 75%), 40% Adjusted EBITDA (from 25%) and 10% Strategic Objective. The Committee believes these performance measures are responsive to stockholder interests and are appropriate

Table of Contents	iRhythm Proxy Statement 2025	57

Section 5 Compensation Decisions and Outcomes
because they provide a strong emphasis on growth, profitability, and regulatory remediation, which it believes will most directly influence long-term stockholder value.
Long-Term Equity Incentive Compensation
The company uses long-term incentive compensation in the form of equity awards to incentivize and deliver competitive compensation that recognizes executives for their contributions to the company. The realized value of the equity awards is directly correlated to the stock performance, thus aligning the interests of NEOs with stockholders by focusing them on long-term growth to create value for stockholders.
The Committee views long-term incentives as a significant element of total compensation at the executive level and a crucial component of the company’s total rewards compensation package. During fiscal 2024, the Committee evaluated all of the foregoing when designing the company’s long-term incentive program structure with input from Aon.
•2024 Annual Equity Awards. Based on this evaluation, the Committee determined that an even split of PSUs (at target) and RSUs continued to serve the company well for annual awards. This portfolio of PSU awards and RSU awards appropriately balances the incentive benefits of a performance-based equity award vehicle with executive retention and stockholder dilution (as compared to stock options) benefits, thereby aligning the interests of our executive officers and stockholders and enabling us to use our equity compensation resources efficiently.
•This is a market leading practice for the NEOs (other than CEO), as more emphasis is placed on performance-based equity compared to peer and broader market prevalence.
•The Committee also evaluated the vesting schedule for each long-term incentive vehicle, taking into consideration current market practices and concluded that the previously adopted vesting period for PSUs and RSUs remained appropriate for annual awards. The PSUs cliff vest after three years and the RSUs vest 25% annually over four years.
Generally, long-term incentive compensation opportunities are granted to our CEO by the independent members of our Board of Directors, based on the recommendations of the Committee, and to our other executive officers, including our other NEOs, by the Committee.
The equity awards granted to our incumbent NEOs in 2024 are set forth in the “2024 Summary Compensation Table” and the “2024 Grants of Plan-Based Awards Table” later in the proxy document.
Annual Long-Term Incentive (LTI) Awards
In February 2024, as part of the annual review of the executive compensation program, the Committee determined, consistent with the previous year, the aggregate target value of each executive officer’s long-term incentive compensation, and, consistent with the previous year, granted long-term incentive compensation in the form of 50% PSU awards and 50% RSU awards to the executive officers including the NEOs, and approved the aggregate target value of each NEO’s equity award as well as the design and performance metrics for the PSU awards. The Committee differentiates the award value of our incumbent NEOs based on the review of the competitive market data for their respective positions, the size of any previously granted equity awards and an evaluation of their performance.
The annual equity awards granted to the NEOs in February 2024 which, in the case of the PSU awards, represent the target number of units eligible to be earned based on target performance, were as follows:

NEO	Target Value RSUs	Number of Units(1) RSUs	Target Value PSUs	Number of Units(1) PSUs	Total Annual LTI
Quentin Blackford	$3,600,000	30,938	$3,600,000	30,938	$7,200,000
Daniel Wilson(2)	$1,025,000	11,072	$625,000	5,371	$1,650,000
Chad Patterson	$1,250,000	10,742	$1,250,000	10,742	$2,500,000
Patrick Murphy	$1,000,000	8,593	$1,000,000	8,593	$2,000,000
Minang (Mintu) Turakhia, M.D., M.S.	$1,150,000	9,883	$1,150,000	9,883	$2,300,000
Brice Bobzien(2)	$1,000,000	8,593	$1,000,000	8,593	$2,000,000
1.The total number of units subject to a PSU award and a RSU award was equal to the Target Value divided by the 20 trading-day average closing price of our common stock on the date of grant. The use of a 20-day average closing price of our common stock is to minimize the variability between the award value approved and the actual number of units granted.
2.In February 2024, Mr. Wilson received a target value RSU and PSU of $625,000 prior to becoming an NEO. On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer, replacing Brice Bobzien, effective as of August 31, 2024. In connection with Mr. Wilson's appointment, Mr. Wilson received a grant of RSUs with a target value of $400,000 effective August 31, 2024. Under a consulting agreement between Mr. Bobzien and the company, Mr. Bobzien

Table of Contents	iRhythm Proxy Statement 2025	58

Section 5 Compensation Decisions and Outcomes
continued to vest in his RSU awards granted in February 2023 and February 2024, up through March 15, 2025, subject to his continued service as a consultant through such date. Mr. Bobzien forfeited his 2024 PSU award and all other RSU awards in conjunction with his termination from the company.
Performance Stock Unit (PSU) Awards
Three cycles of PSU awards granted to NEOs are currently in effect. The design of the PSU grants has not materially changed and are aligned to Stockholder interest. We believe that Unit Volume CAGR is the appropriate internal metric that aligns with our long-range strategic plan, while relative TSR provides alignment to our external stockholders’ objectives.

	PSU Awards: 2023-2025 Cycle	PSU Awards: 2024-2026 Cycle	PSU Awards: 2025-2027 Cycle
The actual number of PSUs that will be eligible to vest will be determined based on the company’s compound annual growth rate of unit volume (“Unit Volume CAGR”) results Unit Volume CAGR measured for the performance period	Yes	Yes	Yes
Performance Period	•3-Years •Beginning January 1, 2023, and ending on December 31, 2025	•3-Years •Beginning January 1, 2024, and ending on December 31, 2026	•3-Years •Beginning January 1, 2025, and ending on December 31, 2027
PSUs earned based on the Unit Volume CAGR will be adjusted based on achievement of our performance	Yes	Yes	Yes
TSR Peer Group	S&P Healthcare Equipment Select Industry Index	S&P Healthcare Equipment Select Industry Index	S&P Healthcare Equipment Select Industry Index
Subject to the NEO’s continued employment through the certification date	Yes	Yes	Yes
Unit Volume CAGR
The PSU awards may be earned to the extent that we achieve pre-established threshold, target and maximum performance levels for Unit Volume CAGR over the three-year performance period, as follows:

Target Performance Level Achieved (%)	Target Units Earned (%)
Below 75% of target	0% of Target
75% of target	50% of Target
100% of target	100% of Target
125% of target	200% of Target
The exact number of earned PSUs will be determined using linear interpolation based on our actual Unit Volume CAGR if it falls between the threshold and maximum performance achievement levels set forth in the table above, which number shall be subject to adjustment based on TSR achievement, as more fully described in the section below entitled “Relative TSR Modifier”.
The forward-looking Unit Volume CAGR performance goal is not disclosed because we strongly believe that it will be competitively harmful, as it would give competitors insight into our long-term strategic and financial planning processes. Based on investor feedback following our 2024 annual stockholders’ meeting, we have committed to disclosing multi-year performance goals and actual achievement in our regular programs in full after the close of the performance period. The Committee believed that the performance

Table of Contents	iRhythm Proxy Statement 2025	59

Section 5 Compensation Decisions and Outcomes
measure target has sufficient stretch and ensured that participants would not be rewarded below a minimum growth target. Historically, our Unit Volume CAGR performance at target has resulted in performance below our target as shown below.

PSU cycle dates	2020-2022	2021-2023	2022-2024	Three-year average
CAGR performance % to target	87.5%	94.3%	106.1%	96.0%
Actual achieved payout performance	75.1%	88.8%	121.4%	95.1%
Relative TSR Modifier
In order to align the number of PSUs earned with our stockholders’ experience, the number of units earned based on the Unit Volume CAGR will be further adjusted for certain levels of achievement of the company’s TSR as compared to the TSR achieved by the companies comprising the S&P Healthcare Equipment Select Industry Index as in effect on the last day of the performance period, as follows, which we refer to as our TSR Modifier:

Company TSR Percentile Rank	Earned PSUs Adjustment
At or below 25%	Decrease by 25%
At 50%	No Change
At or above 75%	Increase by 25%
To the extent that the company’s TSR results for the performance period fall between any levels set forth in the table above, the percentage adjustment to the number of units will be determined based on linear interpolation as displayed below.

The Committee established a maximum cap of 200% on the PSU payout starting with the 2024-2026 PSUs irrespective of above median TSR performance, and maximum Unit Volume CAGR performance level.
PSU Awards: 2022-2024 Cycle Final Payout
In February 2025, the Committee certified the performance metric achievement of the company’s Unit Volume CAGR for the performance period commencing on January 1, 2022, and ending on December 31, 2024. The Unit Volume CAGR performance metric applies to all NEOs with a 2022 – 2024 PSU grant. Unit Volume CAGR had a Threshold of 13%, Target of 18%, and Max of 23%. Actual performance was 19.1%. To more closely align equity to stockholder interests, the 2022 – 2024 PSU grant for Mr. Blackford included a TSR modifier. Starting with the 2023 – 2025 PSU grant, all NEOs have the TSR modifier.
The performance metric for this grant resulted in a Unit Volume CAGR performance of 121.4%. The TSR modifier peer group S&P Healthcare Equipment Select Industry Index performance percentile ranking at the end of the measurement period was 33rd and resulting in a percentile payout percentage of 83.3% Based on performance metric performance and TSR modifier, the actual payout for Mr. Blackford is 101.1%.

Executive Name	Target PSUs (#)	Actual Payout %	Actual Earned PSUs (#)
Quentin Blackford	40,159	101.1%	40,610
Daniel Wilson	4,012	121.4%	4,868
Chad Patterson	21,050	121.4%	25,546
Patrick Murphy	25,430	121.4%	30,861
Minang (Mintu) Turakhia, M.D., M.S.	11,125	121.4%	13,501
PSU Awards: 2023 Special Strategic Equity Awards
In August 2023, our Board of Directors approved strategic long-term PSUs that were granted to certain members of management, including our then-current NEOs, which we refer to as the 2023 Special Strategic Equity Awards in this proxy statement The 2023 Special Strategic Equity Awards cover a performance period starting July 1, 2023 and ending June 30, 2026 and they are earned based on the achievement of three operational goals and are further subject to increase or decreased on the level of achievement of the company’s relative TSR performance, subject to certain caps and continued employment through the later of August 7, 2026 and the

Table of Contents	iRhythm Proxy Statement 2025	60

Section 5 Compensation Decisions and Outcomes
date on which the Committee determines the achievement of the 2023 Special Strategic RSUs. Each of the following operational goals is weighted as to one-third of the total award value:
•Enhancing the patient experience while significantly increasing patient registrations;
•Achieving certain adjusted EBITDA as a percentage of revenue goals; and
•Accelerating new product or service innovations.
Achievement of two operational goals is “target” level of achievement and achievement of three operational goals is “maximum” level of achievement, in each case subject to modification for the company’s relative TSR performance (but not beyond “maximum”), compared to the TSR achieved by companies comprising the S&P Healthcare Equipment Select Industry Index over the performance period. There is no interpolation for partial achievement of an operational goal.
Upon relative TSR performance of greater than the 75th percentile, the number of PSUs earned based on operational goals (the “Earned PSUs”) will be adjusted upwards by 25%. However, if all three operational goals have been achieved, the PSU will have reached its cap and there will be no upward adjustment, and no additional PSUs will become earned and vested. Upon relative TSR performance of less than the 33rd percentile, the number of Earned PSUs will be adjusted downward by 25%; however, if all three operational goals have been achieved, the number of Earned PSUs will be capped at the “target” level achievement, which is greater than a 25% reduction. There is no interpolation between relative TSR achievement levels.
RSU Awards
The 2024 time-based RSU awards vest over a four-year period, with 25% of the units subject to the awards vesting on the first anniversary of the vesting commencement date of March 1, 2025, and 25% of the units subject to the awards vesting on each of the second, third and fourth anniversaries of the vesting commencement date, contingent upon the NEO remaining continuously employed by us through each applicable vesting date. Each unit granted pursuant to the RSU awards represents a contingent right to receive one share of our common stock for each unit that vests pursuant to the awards.
Benefits
Our NEOs are eligible to receive the same benefits available to all employees generally, subject to the satisfaction of specific eligibility requirements. These benefits include medical, dental, and vision benefits, employee assistance program, basic life insurance, accidental death and dismemberment insurance, short- and long-term disability insurance, flexible spending accounts, and commuter benefits. In structuring these programs, we seek to provide an aggregate level of benefit offerings comparable to similar companies, compliant with applicable laws, and affordable to employees.
We continue to maintain a tax-qualified Section 401(k) retirement savings plan (the “401(k) Plan”) that provides eligible employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. In 2024, we offered eligible participants a discretionary matching contribution to the 401(k) Plan. We may make an employer contribution to each eligible employee each year—all participants’ interests in the matching contributions vest immediately from the time of contribution. Pre-tax contributions are allocated to each participant’s account and invested in selected investment alternatives according to the participants’ directions. The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code (the “Code”). As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to employees until distributed from the 401(k) Plan. All contributions are deductible by us when made.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other unique benefits to our NEOs, except as made available to our employees generally or in situations where we believe it is appropriate to assist an individual in the performance of his duties, to make him more efficient and effective and for recruitment and retention purposes. During 2024, our NEOs did not receive perquisites or other personal benefits that were, in the aggregate, $10,000 or more.
Employment Arrangements
We have entered into written employment offer letters with each of our current NEOs that provide for “at will” employment, meaning that either we or the NEO may terminate the employment relationship at any time without cause. In addition, each of these letters required the executive to execute our standard At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement. For detailed descriptions of the employment offer letters of our NEOs, see “Potential Payments upon Termination or Change in Control” below.

Table of Contents	iRhythm Proxy Statement 2025	61

Section 5 Compensation Decisions and Outcomes
Post-Employment Compensation Arrangements
We have adopted the Executive Change in Control and Severance Policy (the “Executive CIC Policy”) which provides severance and change in control payments and benefits to all Vice Presidents and above, including our NEOs. Under the Executive CIC Policy, the rights of the executives with respect to the receipt of payments and benefits upon an involuntary termination of employment, including an involuntary termination of employment in connection with a change in control of the company, were established on a uniform basis. We believe that reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executives. The Committee does not consider the specific amounts payable under these post-employment compensation arrangements, however, when determining the annual compensation of our executive officers, including our NEOs.
The Executive CIC Policy serves several objectives as it eliminates the need to negotiate post-employment compensation arrangements on a case-by-case basis. It acts as an incentive for our executives to remain employed with us and stay focused on their responsibilities during the potential or negotiation of a change-in-control transaction, which preserves the company value and the potential benefits to be received by the stockholders from the transaction. Finally, this approach supports administrative efficiency because it requires less time and expense to administer than individual agreements.
The post-employment compensation arrangements are designed to provide reasonable compensation to the executives if their employment is terminated under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.
These post-employment compensation arrangements also contain certain specified payments and benefits in the event of an involuntary termination of employment in connection with a change in control of the company. We believe these arrangements align the interests of the NEOs and the stockholders when considering the long-term future of the company. The primary purpose of these arrangements in the case of a change in control of the company is to keep the most senior executive officers focused on pursuing all corporate transactions that are in the best interest of the stockholders regardless of whether those transactions may result in their own job loss.
In determining payment and benefit levels under the various circumstances covered by the post-employment compensation arrangements with the executives, the Committee has drawn a distinction between voluntary terminations of employment for good reason, involuntary terminations of employment for cause and involuntary terminations of employment without cause, both in connection with and not involving a change in control of the company.
All payments and benefits in the event of a change in control of the company are payable only if there is a subsequent loss of employment (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention power following a change in control of the company and to avoid windfalls, both of which could occur if vesting accelerated automatically as a result of the transaction.
In the event of a change in control of the company, to the extent Section 280G or 4999 of the Code is applicable to an executive officer, including a NEO, such individual is entitled to receive either payment of the full amounts specified in the Executive CIC Policy to which he or she is entitled or payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving a higher amount after taking into account all federal, state and local income, excise and employment taxes.
We do not provide excise tax payments (or “gross ups”) relating to a change in control of the company and have no such obligations in place with respect to any of our executive officers, including the incumbent NEOs. For detailed descriptions of the post-employment compensation arrangements maintained with the incumbent NEOs, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments upon Termination or Change in Control” below.
We also provide continued equity award vesting for the company’s employees at the level of Senior Vice President and above who terminate employment upon or after satisfying an “age plus required number of years of service” requirement. To be eligible for this benefit, the executive must have at least 70 years of combined age plus years of service with a minimum of 5 years of service or must be minimum age 55 with minimum 10 years of service. The executive must also provide a 12-month notice period to allow orderly transition of duties. If all requirements are satisfactorily met, then post-retirement the executive will continue to vest in all RSUs according to time-based vesting schedule and all PSU awards will be measured based on actual achievement at end of the applicable performance period and the resulting “achieved” PSUs will vest on a prorated basis based on the amount of time served during the performance period. Additionally, this program excludes any RSUs or PSUs granted within the one-year period prior to the executive’s retirement date. None of our NEOs currently meet the age and services requirements.

Table of Contents	iRhythm Proxy Statement 2025	62

Section 5 Compensation Decisions and Outcomes
Bobzien Separation and Release Agreement and Bobzien Consulting Agreement
Mr. Bobzien resigned from his position as Chief Financial Officer of the company, and his employment with the company, effective August 31, 2024 (the “Separation Date”). In connection with his resignation, Mr. Bobzien and the company entered into the Consulting Agreement (as defined below) pursuant to which Mr. Bobzien will assist with the transition of his role and consult for the company as an executive advisor following the Separation Date through March 15, 2025.
In connection with his resignation, Mr. Bobzien and the company entered into a separation and release agreement (the “Separation and Release Agreement”) and a consulting agreement (the “Consulting Agreement”) pursuant to which, if the Separation and Release Agreement becomes effective pursuant to its terms, Mr. Bobzien shall receive (i) his base salary and continued standard benefits through the Separation Date and (ii) a cash payment of $12,500, approximately equivalent to four months of COBRA premiums, and, additionally, Mr. Bobzien will remain eligible to receive payment of his fiscal year 2024 cash incentive bonus (subject to the company’s achievement of the applicable metrics, and prorated for his service during the fiscal year through August 31, 2024). In consideration of his services under the Consulting Agreement, Mr. Bobzien will continue to vest in his outstanding restricted stock units granted February 27, 2023 and February 28, 2024 in accordance with their existing vesting schedules and subject to his continued service through each vesting date. Each of Mr. Bobzien’s other restricted stock units and performance restricted stock units will terminate and be forfeited on the Separation Date. Mr. Bobzien’s resignation and departure did not entitle him to any payments or benefits under our Executive CIC Policy and his participation thereunder ceased on his final day of employment.
Potential Payments Upon Termination or Change in Control
Executive CIC Policy
Qualifying Termination in connection with a Change of Control. Under the Executive CIC Policy, if, within the period commencing three months prior to and ending 12 months following a “change of control” (such period, the “Change in Control Period”), we terminate the employment of the applicable employee other than for “cause,” death or “disability,” or the employee resigns for “good reason” (as such terms are defined in the Executive CIC Policy) and, the employee executes an irrevocable separation agreement and release of claims, the employee is entitled to receive:
i.a lump sum severance payment equal to the payment of employee’s base salary, at the highest rate in effect during the term of the agreement, for 24 months for Mr. Blackford, and 15 months for Messrs. Wilson, Murphy, Patterson and Turakhia,
ii.payment of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the employee and the employee’s dependents for up to 24 months for Mr. Blackford, and 15 months for Messrs. Wilson, Murphy, Patterson and Turakhia,
iii.a lump sum payment equal to 150% of target bonus in effect for the fiscal year in which termination occurs for Mr. Blackford, and 100% of target bonus for Messrs. Wilson, Murphy, Patterson and Turakhia, and
iv.accelerated vesting as to 100% of the employee’s outstanding unvested equity awards (if vesting depends on achievement of performance criteria, then assuming performance criteria has been achieved at target levels unless provided otherwise in the applicable performance-based equity award).
Qualifying Termination outside of a Change of Control. Under the Executive CIC Policy, if we terminate the employment of the applicable employee other than for “cause,” death or “disability,” or the employee resigns for “good reason” outside of the Change in Control Period, and the employee executes an irrevocable separation agreement and release of claims, the employee is entitled to receive:
i.a lump sum severance payment equal to the payment of employee’s base salary, at the highest rate in effect during the term of the agreement, for 18 months for Mr. Blackford, and 12 months for Messrs. Wilson, Murphy, Patterson and Turakhia; and,
ii.payment of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the employee and the employee’s dependents for up to 18 months for Mr. Blackford, and 12 months for Messrs. Wilson, Murphy, Patterson and Turakhia.
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our eligible NEOs in accordance with the Executive CIC Policy, with no change in control and with change in control in effect on December 31, 2024. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2024, and the price per share of our common stock is the closing price on the Nasdaq Global Select Market as of December 31, 2024, the last trading day in fiscal year 2024 ($90.17). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Table of Contents	iRhythm Proxy Statement 2025	63

Section 5 Compensation Decisions and Outcomes

	Termination of Employment No Change-of-Control			Termination of Employment Change-of-Control
Named Executive Officer	Severance Payment ($)	Medical Benefits Continuation ($)	Total ($)	Severance Payment ($)	Medical Benefits Continuation ($)	Accelerated Vesting of Equity Awards ($)(1)	Bonus ($)	Total ($)
Quentin Blackford	1,050,000	50,850	1,100,850	1,400,000	72,415	18,121,169	1,050,000	20,643,584
Daniel Wilson	425,000	33,566	458,566	531,250	41,958	2,770,915	255,000	3,599,123
Patrick Murphy	468,650	39,280	507,930	585,813	49,100	6,205,801	281,190	7,121,904
Chad Patterson	473,800	33,900	507,700	592,250	42,375	6,775,371	331,660	7,741,656
Minang (Mintu) Turakhia, M.D., M.S.	470,800	37,159	507,959	588,500	46,449	5,421,409	282,480	6,338,838
Brice Bobzien(2)	191,432	—	191,432	—	—	—	—	—
1.The number of regular cycle PSUs that were deemed to be earned and eligible for accelerated vesting was determined based on TSR performance as of December 31, 2024, and (i) for performance periods commencing prior to 2024, actual Unit Volume CAGR performance over the 12-month period prior to December 31, 2024, or (ii) for the performance period commencing in 2024, target Unit Volume CAGR performance. The 2023 Special Strategic Equity Award achievement was based on TSR as of December 31, 2024, as well as actual performance of the applicable operational goals as of December 31,2024.
2.As noted above in the section entitled “Employment Agreement—Agreement with Former CFO,” Mr. Bobzien resigned effective August 31, 2024 and ceased to be eligible under the Executive CIC Policy on such date. He received a cash payment of $12,500 (equivalent to 4 months of COBRA premiums) upon his termination of employment. He also received a pro-rata bonus of $178,932, payable at the same time as annual bonuses were paid, in each case following his execution of a Separation and Release Agreement and Consulting Agreement, which included a release of claims in favor of the Company. He was also eligible to receive continued vesting of certain equity awards subject to his continued provision of services as a consultant, as described above.

Table of Contents	iRhythm Proxy Statement 2025	64

Section 6 Other Compensation Policies and Practices
Section 6 Other Compensation Policies and Practices
Stock Ownership Guidelines
We have adopted stock ownership guidelines to help ensure that our executive officers, including our NEOs, and the non-employee members of our Board of Directors maintain a meaningful equity stake in the company. We believe that these guidelines encourage the executive officers and directors to act as owners, thereby better aligning their interests with those of the company’s stockholders. All executives (and directors) are in compliance with the stock ownership guidelines.
Each of the executives and non-employee directors are expected to accumulate and hold a number of shares of the company’s common stock with an aggregate “value” (as described below) equal to the level indicated in the table below and to maintain this minimum amount of stock ownership throughout his or her tenure in the applicable position:

Position	Ownership Level
Chief Executive Officer	4x annual base salary(1)
EVP	2x annual base salary(1)
SVP	1x annual base salary(1)
Non-Employee Director	3x annual cash retainer for service as a board member(2)
1. Excludes any incentive compensation.
2. Excludes any retainers for committee service, chair fees, travel expenses, reimbursements or per meeting fees (if any).
Ownership levels are determined by including (i) shares of common stock owned directly (or by immediate family members residing in the same household) or beneficially owned in a trust, limited partnerships, or similar entities for the sole benefit of the participant; (ii) vested shares or vested RSUs held in a retirement or deferred compensation account (iii) shares subject to vested or unvested time- based RSUs. Shares subject to outstanding and unexercised stock options (whether vested or unvested) do not count toward these stock ownership requirements.
Non-employee directors and executives are expected to achieve the applicable level of ownership within five years from the date the applicable individual becomes a non-employee director or an executive of the company.
Compensation Recovery and Misconduct Policy
We have adopted two different compensation recovery policies that apply to any current or former Section 16 Officer.
Dodd-Frank Clawback Policy. In August 2023, our Board of Directors adopted a compensation recovery policy intended to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as implemented by Nasdaq rules and the SEC’s rules and regulations policy (“Clawback Policy”). The Clawback Policy requires us to recover certain cash or equity-based incentive- based compensation (as defined in the Clawback Policy) paid or granted to our officers, and such additional employees as may be identified from time to time, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The Clawback Policy requires each person covered thereby to reimburse or forfeit to us all incentive-based compensation received by them prior to the restatement that exceeds the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The Clawback Policy applies to incentive-based compensation that is received (as defined in the Clawback Policy) after the effective date of the applicable Nasdaq rules. Per applicable requirements, the Clawback Policy is enforced without consideration of responsibility or fault or lack thereof. The full text of the Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Misconduct Clawback Policy. In August 2023, our Board of Directors also adopted a restated misconduct compensation recovery policy that applies in the event that a current or former Section 16 Officer violates certain material company policies resulting in demonstrable harm to the company. In such case, the Board of Directors may take such actions as it deems appropriate, include requiring the forfeiture or reimbursement of an amount as reasonably determined by the Board of Directors equal to the amount of demonstrable financial loss, reputational damage or similar adverse impact suffered by the company as a result of the misconduct.

Table of Contents	iRhythm Proxy Statement 2025	65

Section 6 Other Compensation Policies and Practices
Policy Prohibiting Hedging and Pledging of Equity Securities
Under our Insider Trading Policy, all employees including our NEOs, and the non-employee members of our Board of Directors, are prohibited from engaging in “short sales” and from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities. This latter prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding company securities. In addition, all employees including our NEOs, and the non-employee members of the Board of Directors are prohibited from pledging company securities as collateral for a loan or holding such securities in a margin account unless the pledge has been approved by our Compliance Officer and is conducted in accordance with any applicable policy or guidelines of the company regarding pledging.
Policy Regarding Restrictions on Insider Trading
We have adopted an insider trading policy that governs the purchase, sale and/or other dispositions of our securities by directors, officers and employees. Our insider trading policy also provides that the Company will not transact in any of our own securities unless in compliance with U.S. securities laws. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K.
Policies and Practices Related to the Grant of Certain Equity Awards
We do not currently grant stock options as part of our equity compensation programs. We do not have a formal policy or practice regarding the timing of the grant of options in relation to our disclosure of material nonpublic information. If stock options were to be granted in the future, we do not expect to grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. In addition, we generally do not grant equity awards (none of which include an exercise price related to the market price of our common stock on the date of grant) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
During 2024, (i) none of our NEOs were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
CEO Pay Ratio
Under the US Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC rules, we are required to disclose the ratio of our Principal Executive Officer’s compensation to that of our median employee. For this required disclosure, Quentin Blackford, our President and Chief Executive Officer is considered to be our Principal Executive Officer (“PEO”).
For fiscal year 2024:
•the annual total compensation of Quentin Blackford was $9,343,903; and
•the estimated median of the annual total compensation of all employees of our company, other than Mr. Blackford, was $108,387.
Based on this information, for 2024 the ratio of the annual total compensation of Mr. Blackford to the median of the annual total compensation of all employees was 86.2 to 1. The CEO pay ratio was 174.8 to 1 and 96.7 to 1 for 2023 and 2022, respectively.
The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, to apply certain exclusions and to make reasonable estimates that reflect their employee population and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported.
To identify the median employee, we used base salary for all of our employees, excluding our PEO, who were employed by us on December 31, 2024. We included full-time, part-time and temporary employees.
After identifying the median employee, we calculated annual total compensation for the median employee using the same methodology we used for determining total compensation for our NEOs as shown in the “2024 Summary Compensation Table”.

Table of Contents	iRhythm Proxy Statement 2025	66

Section 7 Compensation and Human Capital Management Committee Report
Section 7 Compensation and Human Capital Management Committee Report
The Compensation and Human Capital Management Committee has reviewed and discussed the section titled “Compensation Discussion and Analysis” included in this Proxy Statement with management. Based on such review and discussion, the Compensation and Human Capital Management Committee has recommended to the Board of Directors that the section titled “Compensation Discussion and Analysis” be included in this Proxy Statement.
Respectfully submitted by the members of the Compensation and Human Capital Management Committee of the Board of Directors:

Sincerely,

Karen Ling, Chair of Compensation and Human Capital Management Committee
C. Noel Bairey Merz, M.D.
Bruce Bodaken
Abhijit Talwalkar

Table of Contents	iRhythm Proxy Statement 2025	67

Compensation Tables
Compensation Tables
2024 Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our NEOs for the years ended 31, 2024, 2023, and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Quentin Blackford; President and Chief Executive Officer (6)	2024	744,137	—	7,789,570	777,700	32,496	9,343,903
	2023	677,463	—	15,172,621	716,000	29,065	16,595,149
	2022	650,000	675,000	5,787,285	829,000	25,459	7,966,744
Daniel Wilson; Chief Financial Officer (7)	2024	455,661	—	1,789,065	257,550	36,598	2,538,874
Patrick Murphy; Chief Business Officer and Chief Legal Officer (8)	2024	513,098	—	2,163,546	284,002	37,173	2,997,819
	2023	457,344	—	4,566,853	275,730	33,852	5,333,779
	2022	440,000	478,500	4,057,106	357,200	31,268	5,364,074
Chad Patterson; Chief Commercial Officer (9)	2024	516,832	—	2,704,621	385,223	36,767	3,643,443
	2023	461,068	—	4,928,829	341,481	33,999	5,765,377
	2022	190,385	—	6,215,223	332,100	9,742	6,747,450
Minang (Mintu) Turakhia, M.D., M.S.; Chief Medical Officer, Chief Scientific Officer, and EVP, Product Innovation (10)	2024	508,456	—	2,488,342	285,305	35,953	3,318,056
	2023	442,230	—	4,566,853	274,639	32,309	5,316,031
	2022	237,019	500,000	3,274,088	261,400	17,525	4,290,032
Brice Bobzien, Former Chief Financial Officer (11)	2024	351,972	—	2,163,546	178,932	40,131	2,734,581
	2023	420,926	—	4,566,853	260,580	33,730	5,282,089
	2022	153,846	—	3,031,002	295,200	10,125	3,490,173
1.Represents sign on bonuses paid pursuant to the offer letters for Mr. Blackford, Mr. Murphy and Dr. Turakhia.
2.The values of the stock awards reflect the grant date fair value of stock awards granted computed in accordance with FASB ASC Topic 718. For a discussion of our valuation assumptions, see Note 2 and Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025. The 2024 PSU awards include both a company performance component and Relative TSR or “market conditions” component. The 2024 PSU fair values were based on a Monte Carlo simulation valuation method on the date of grant.
3.The grant date fair value of stock awards assuming the maximum potential value of RSUs and PSU granted in 2024 is as follows: $11.9 million for Mr. Blackford; $2.5 for Mr. Wilson; $3.3 million for Mr. Murphy; $4.1 million for Mr. Patterson; $3.8 million for Dr. Turakhia and $3.3 million for Mr. Bobzien.
4.The amounts in the Non-Equity Incentive Plan Compensation column for 2024, 2023, and 2022 for all NEOs were paid in March 2025, March 2024, and March 2023, respectively, pursuant to our 2024, 2023, and 2022 Annual Bonus Plans, respectively, as described in the section titled "Compensation Discussion and Analysis - Annual Cash Bonus Payments”. The amount for Mr. Bobzien reflects his pro-rated bonus for 2024, as described in greater detail in “—Employment Arrangements—Agreement with Former CFO.”
5.All other compensation includes severance and related benefits (if applicable), company paid portion of the health plan, group term life, wellness plan, 401(k) matching of up to $5,000 per year. For Mr. Bobzien, the amount includes a cash payment of $12,500 made in connection with his termination of employment, as described in greater detail in “--Employment Arrangements—Agreement with Former CFO.”
6.Mr. Blackford started employment in October 2021.
7.On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer effective as of August 31, 2024.
8.Mr. Murphy started employment in November 2021.
9.Mr. Patterson started in July 2022; amounts reflect the pro rata portion of his salary paid based on his period of service for 2022. Pursuant to his offer letter, Mr. Patterson was eligible to receive a full-year bonus (not pro-rated for his period of service) for 2022.
10.Dr. Turakhia started in June 2022; amounts reflect the pro rata portion of his salary and bonus paid based on his period of service for 2022.
11.Mr. Bobzien resigned as Chief Financial Officer effective August 31, 2024. In connection with Mr. Bobzien’s resignation, Mr. Bobzien and the company entered into a Separation and Release Agreement and Consulting Agreement through March 15, 2025, whereby Mr. Bobzien continued to vest in his outstanding RSUs granted on February 27, 2023, and February 28, 2024 in accordance with their existing vesting schedules and subject to his continued service through each vesting date. Each of Mr. Bobzien's other RSUs and PSUs were forfeited effective August 31, 2024. Mr. Bobzien’s salary reflects his base salary of $442,900, pro-rated through August 31, 2024.

Table of Contents	iRhythm Proxy Statement 2025	68

Compensation Tables
2024 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made for the year ended December 31, 2024, for each of our NEOs under any compensation plan. This information supplements the information about these awards set forth in the “2024 Summary Compensation Table.”

		Estimated Possible Payouts Under 2024 Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Named Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold(#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of RSUs Granted	Grant Date Fair Value of Stock Awards ($)(3)
Quentin Blackford
2024 Annual Bonus Plan Award		—	700,000	1,400,000	—	—	—	—	—
2024 Annual PSUs	2/28/24	—	—	—	15,469	30,938	61,876	—	4,130,223
2024 Annual RSUs	2/28/24	—	—	—	—	—	—	30,938	3,659,347
Daniel Wilson(4)
2024 Annual Bonus Plan Award		—	255,000	510,000	—	—	—	—	—
2024 Annual PSUs	2/28/24	—	—	—	2,686	5,371	10,742	—	717,029
2024 Annual RSUs	2/28/24	—	—	—	—	—	—	5,371	635,282
2024 Promotion RSU	9/15/24	—	—	—	—	—	—	5,701	436,754
Patrick Murphy
2024 Annual Bonus Plan Award		—	281,190	562,380	—	—	—	—	—
2024 Annual PSUs	2/28/24	—	—	—	4,297	8,593	17,186	—	1,147,166
2024 Annual RSUs	2/28/24	—	—	—	—	—	—	8,593	1,016,380
Chad Patterson
2024 Annual Bonus Plan Award		—	331,660	663,320	—	—	—	—	—
2024 Annual PSUs	2/28/24	—	—	—	5,371	10,742	21,484	—	1,434,057
2024 Annual RSUs	2/28/24	—	—	—	—	—	—	10,742	1,270,564
Minang (Mintu) Turakhia, M.D., M.S.
2024 Annual Bonus Plan Award		—	282,480	564,960	—	—	—	—	—
2024 Annual PSUs	2/28/24	—	—	—	4,942	9,883	19,766	—	1,319,381
2024 Annual RSUs	2/28/24	—	—	—	—	—	—	9,883	1,168,961
Brice Bobzien(4)(5)
2024 Annual Bonus Plan Award		—	177,160	354,320	—	—	—	—	—
2024 Annual PSUs	2/28/24	—	—	—	4,297	8,593	17,186	—	1,147,166
2024 Annual RSUs	2/28/24	—	—	—	—	—	—	8,593	1,016,380
1.Amounts in the “Estimated Payouts Under Non-Equity Incentive Plan Awards” columns relate to cash incentive opportunities under our 2024 Annual Bonus Plan based upon the combined opportunity with respect to corporate and individual performance goals over fiscal year 2024. The actual amounts paid to our NEOs are set forth in the “2024 Summary Compensation Table” above, and the calculation of the actual amounts paid is discussed more fully in the section titled “Compensation Discussion and Analysis - Annual Cash Bonus Payments”. Because the individual performance multipliers can range from 0-200%, the 2024 Annual Bonus Plan does not have a threshold level of performance.
2.Represents the hypothetical payments possible under our NEOs’ respective 2024 annual PSUs as described in the section entitled “Compensation Discussion and Analysis - Annual Long-Term (LTI) Awards”. The 2024 annual PSUs are earned upon achievement of the Corporate Performance Measures. In addition, the 2024 annual PSUs will be further adjusted based on achievement of TSR versus S&P Healthcare Equipment Select Industry Index.
3.The values of the stock awards reflect the grant date fair value of stock awards granted under our 2016 Equity Incentive Plan during 2024 and are based on the company’s closing price on the grant date in accordance with FASB ASC Topic 718. For a discussion of our valuation assumptions, see Note 2 and Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025. The 2024 PSU awards include both a company performance component and Relative TSR or “market conditions” component. The 2024 PSU fair values were based on a Monte Carlo simulation valuation method on the date of grant.
4.On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer effective as of August 31, 2024. In connection with his appointment as Chief Financial Officer, Mr. Wilson was awarded a one-time grant of promotion RSUs.
5.Mr. Bobzien resigned as Chief Financial Officer effective August 31, 2024. Mr. Bobzien forfeited his PSU award in connection with his separation from the company.

Table of Contents	iRhythm Proxy Statement 2025	69

Compensation Tables
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table presents, for each of our NEOs, information regarding outstanding equity awards, including RSUs and PSUs, as of December 31, 2024.

			Stock Awards
Name	Grant Date(1)	Vesting Commencement Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Quentin Blackford
	2/28/2024(8)	2/28/2027	—	—	30,938	2,789,679
	2/28/2024(4)	2/28/2024	30,938	2,789,679	—	—
	8/7/2023(7)	8/7/2026	—	—	48,534	4,376,311
	2/27/2023(6)	3/15/2026	—	—	28,775	2,594,642
	2/27/2023(4)	2/27/2023	21,581	1,945,959	—	—
	2/16/2022(5)	3/15/2025	—	—	40,159	3,621,119
	10/5/2021(4)	10/5/2021	25,494	2,298,794	—	—
Daniel Wilson
	9/15/2024(4)(9)	9/15/2024	5,701	514,059	—	—
	2/28/2024(8)	2/28/2027	—	—	5,371	484,303
	2/28/2024(4)	2/28/2024	5,371	484,303	—	—
	2/27/2023(6)	3/15/2026	—	—	5,801	523,076
	2/27/2023(4)	2/27/2023	4,350	392,240	—	—
	2/15/2022(5)	3/15/2025	—	—	4,012	361,762
	2/15/2022(4)	2/15/2022	2,006	180,881	—	—
	3/1/2021(4)	3/1/2021	627	56,537	—	—
Patrick Murphy
	2/28/2024(8)	2/28/2027	—	—	8,593	774,831
	2/28/2024(4)	2/28/2024	8,593	774,831	—	—
	8/7/2023(7)	8/7/2026	—	—	13,589	1,225,350
	2/27/2023(6)	3/15/2026	—	—	9,282	836,958
	2/27/2023(4)	2/27/2023	6,961	627,673	—	—
	2/15/2022(5)	3/15/2025	—	—	19,412	1,750,380
	2/15/2022(4)	2/15/2022	3,008	271,231	—	—
	2/15/2022(5)	3/15/2025	—	—	6,018	542,643
	11/30/2021(4)	11/30/2021	4,853	437,595	—	—
Chad Patterson
	2/28/2024(8)	2/28/2027	—	—	10,742	968,606
	2/28/2024(4)	2/28/2024	10,742	968,606	—	—
	8/7/2023(7)	8/7/2026	—	—	13,589	1,225,350
	2/27/2023(6)	3/15/2026	—	—	10,674	962,475
	2/27/2023(4)	2/27/2023	8,005	721,811	—	—
	7/25/2022(5)	3/15/2025	—	—	21,050	1,898,079
	7/25/2022(4)	7/25/2022	10,524	948,949	—	—
Minang (Mintu) Turakhia, M.D., M.S.
	2/28/2024(8)	2/28/2027	—	—	9,883	891,150
	2/28/2024(4)	2/28/2024	9,883	891,150	—	—

Table of Contents	iRhythm Proxy Statement 2025	70

Compensation Tables

	8/7/2023(7)	8/7/2026	—	—	13,589	1,225,350
	2/27/2023(6)	3/15/2026	—	—	9,282	836,958
	2/27/2023(4)	2/27/2023	6,961	627,673	—	—
	6/6/2022(5)	3/15/2025	—	—	11,125	1,003,141
	6/6/2022(4)	6/6/2022	5,562	501,526	—	—
Brice Bobzien
	2/28/2024(4)(10)	2/28/2024	2,149	193,775	—	—
	2/27/2023(4)(10)	2/27/2023	2,321	209,285	—	—
1.Each of the outstanding equity awards was granted pursuant to our 2016 Equity Incentive Plan.
2.RSUs begin vesting on the grant date and vest annually over a 4-year period. PSUs begin vesting on the grant date and fully vest upon completion of the 3-year service and performance period.
3.The market value of unvested equity awards as of December 31, 2024, is calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 31, 2024, which was $90.17.
4. 25% to vest one year from the grant date and 25% at each of the next three years.
5.The performance period for this award ended as of December 31, 2024. Represents the number of shares achieved as of December 31, 2024, which vested in February 2025 upon certification by the Board of Directors that the applicable performance criteria were achieved.
6.Represents the target number of shares that remain eligible to be earned as of December 31, 2024. Up to 200% of the performance shares of our common stock are eligible to vest by March 15, 2026, as described in greater detail above in “Long Term Incentive Compensation”.
7.Represents the target number of shares that remain eligible to be earned as of December 31, 2024. Up to 150% of the performance shares of our common stock are eligible to vest as of August 7, 2026, as described in greater detail above in “Long Term Incentive Compensation.”
8.Represents the target number of shares that remain eligible to be earned as of December 31, 2024. Up to 200% of the performance shares of our common stock are eligible to vest as of March 15, 2027, as described in greater detail above in “Long Term Incentive Compensation”.
9.On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer, effective as of August 31, 2024.
10.Mr. Bobzien resigned as Chief Financial Officer effective August 31, 2024. Mr. Bobzien and the company entered into a Consulting Agreement through March 15, 2025, whereby Mr. Bobzien continued to vest in his outstanding RSUs granted on February 27, 2023, and February 28, 2024, in accordance with their existing vesting schedules and subject to his continued service through each vesting date. Each of Mr. Bobzien's other RSUs and PSUs were forfeited effective August 31, 2024.

Table of Contents	iRhythm Proxy Statement 2025	71

Compensation Tables
2024 Stock Vested Table
The following table summarizes the vesting of stock awards for each of our NEOs during the year ended December 31, 2024.

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Quentin Blackford	77,957	8,141,255
Daniel Wilson	6,347	760,284
Patrick Murphy	8,679	883,175
Chad Patterson	7,932	764,918
Minang (Mintu) Turakhia, M.D., M.S.	5,102	575,764
Brice Bobzien	4,853	459,144
1. Based on the market price of our common stock on the vesting date or last trading date prior to the vesting date, multiplied by the number of shares vested. Amounts shown are presented on an aggregate basis for all vesting and settlement that occurred in fiscal year 2024.
Pension Benefits and Nonqualified Deferred Compensation
We do not provide a defined benefit pension plan for our employees, and none of our NEOs participated in a nonqualified deferred compensation plan in 2024.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount that we may deduct from our federal income taxes for remuneration paid to certain executives to $1 million per executive officer per year. To maintain flexibility to compensate our executive officers in a manner designed to promote short-term and long-term corporate goals and objectives, the Committee has not adopted a policy that all compensation must be deductible. The Committee believes that our stockholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non- deductible compensation expense. Thus, the Committee may approve compensation for our NEOs that may not be fully deductible because of the deduction limit of Section 162(m) when it believes that such compensation is consistent with the goals of our executive compensation program and is in the best interests of the company and our stockholders.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for stock-based compensation awards. FASB ASC Topic 718 requires the measurement of compensation expense for all share-based payment awards made to employees and the non-employee members of our Board of Directors, including options to purchase shares of common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Limitations on Liability and Indemnification Matters
Our Amended and Restated Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
1.any breach of the director’s duty of loyalty to us or our stockholders;
2.any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
3.unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
4.any transaction from which the director derived an improper personal benefit.

Table of Contents	iRhythm Proxy Statement 2025	72

Compensation Tables
Further, our Amended and Restated Certificate of Incorporation provides for the exculpation of officers, to the fullest extent permitted by law, including for personal liability for breach of fiduciary duty. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts, or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of our company, such as derivative claims. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted, subject to very limited exceptions.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees, in addition to the indemnification provided for in our Amended and Restated Certificate of Incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by such director, officer or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions of our Amended and Restated Certificate of Incorporation and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Amended and Restated Certificate of Incorporation and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Table of Contents	iRhythm Proxy Statement 2025	73

Compensation Tables
Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The amounts shown for Compensation Actually Paid (“CAP”) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company’s NEOs; these amounts reflect the Summary Compensation Table total with certain adjustments as described in the following table and footnotes.

Year	Summary Compensation Table Total for Kevin King(1) ($)	Summary Compensation Table Total for Michael Coyle(2) ($)	Summary Compensation Table Total for Douglas Devine(3)(5) ($)	Summary Compensation Table Total for Quentin Blackford(4) ($)	Compensation Actually Paid to Kevin King(1)(6) ($)	Compensation Actually Paid to Michael Coyle(2)(6) ($)	Compensation Actually Paid to Douglas Devine(3)(5)(6) ($)	Compensation Actually Paid to Quentin Blackford(4)(6) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(5) ($)	Average Compensation Actually Paid to Non-PEO NEOs(5)(6) ($)
(a)	(b)	(b)	(b)	(b)	(c)	(c)	(c)	(c)	(d)	(e)
2024	—	—	—	9,343,903	—	—	—	1,287,713	3,046,555	118,729
2023	—	—	—	16,595,149	—	—	—	16,262,069	5,424,319	4,909,386
2022	—	—	—	7,966,744	—	—	—	5,272,014	4,422,956	4,044,855
2021	30,709	461,422	5,699,043	9,246,384	(9,810,498)	461,422	2,902,001	18,170,537	3,360,713	136,903
2020	4,885,062	—	—	—	24,257,924	—	—	—	1,769,376	6,988,690

	Value of Initial Fixed $100 Investment based on:(9)
Year	TSR ($)	Peer Group TSR ($)	Net Income ($ in Millions)	Revenue ($ in Millions)(10)
(a)	(f)	(g)	(h)	(i)
2024	132.43	105.04	(113)	592
2023	157.20	99.63	(123)	493
2022	137.57	105.61	(116)	411
2021	172.84	137.80	(101)	323
2020	348.38	133.15	(44)	265
1.Kevin King was our President and Chief Executive Officer from July 2012 through January 11, 2021.
2.Michael Coyle was our President and Chief Executive Officer from January 12, 2021, through June 1, 2021.
3.Douglas Devine was our Interim Chief Executive Officer from June 1, 2021, through October 3, 2021. Mr. Devine also served as our Chief Financial Officer from June 2020 until August 2022. In accordance with Item 402(v) of Regulation S-K, this table and the accompanying narrative present Mr. Devine as a PEO for 2021 and a Non-PEO NEO for 2020 and 2022.
4.Quentin Blackford has been our President and Chief Executive Officer since October 4, 2021.
5.The individuals comprising the Non-PEO NEOs for each year are listed below. As described above, this table and the accompanying narrative present Mr. Devine as a PEO for 2021 and a Non-PEO NEO for 2020 and 2022.

2020	2021	2022	2023	2024
Douglas Devine	Mark Day	Douglas Devine	Brice Bobzien	Brice Bobzien(7)
Mark Day	Daniel Wilson	Brice Bobzien	Patrick Murphy	Patrick Murphy
Matthew Garrett	David Vort	Patrick Murphy	Chad Patterson	Chad Patterson
Daniel Wilson		Chad Patterson	Minang (Mintu) Turakhia, M.D., M.S.	Minang (Mintu) Turakhia, M.D., M.S.
David Vort		Minang (Mintu) Turakhia, M.D., M.S.		Daniel Wilson(8)
6.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Table of Contents	iRhythm Proxy Statement 2025	74

Compensation Tables

Year	Summary Compensation Table Total for Quentin Blackford ($)	Exclusion of Stock Awards for Quentin Blackford ($)	Inclusion of Equity Values for Quentin Blackford ($)	Compensation Actually Paid to Quentin Blackford ($)
2024	9,343,903	(7,789,570)	(266,620)	1,287,713

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	3,046,555	(2,261,824)	(666,002)	118,729
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Quentin Blackford ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Quentin Blackford ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Quentin Blackford ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Quentin Blackford ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Quentin Blackford ($)	Total – Inclusion of Equity Values for Quentin Blackford ($)
2024	5,544,416	(5,607,770)	—	(203,266)	—	(266,620)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	1,497,521	(1,077,378)	—	(15,957)	(1,070,188)	(666,002)
7.Mr. Bobzien resigned as Chief Financial Officer effective August 31, 2024.
8.On July 31, 2024, the Board of Directors appointed Daniel Wilson as the company's Chief Financial Officer effective as of August 31, 2024. Upon Mr. Wilson’s appointment as the company’s Chief Financial Officer, he became a NEO.
9.The Peer Group TSR set forth in this table utilizes the S&P Healthcare Equipment Select Industry, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and the S&P Healthcare Equipment Select Industry. Historical stock performance is not necessarily indicative of future stock performance.
10.We determined revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024, 2023 and 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 we may determine a different financial performance measure to be the most important financial performance measure in future years.

Table of Contents	iRhythm Proxy Statement 2025	75

Compensation Tables
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid (“CAP”) and Company Total Stockholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the company’s cumulative TSR over the five most recently completed fiscal years.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income (loss) during the five most recently completed fiscal years.

Table of Contents	iRhythm Proxy Statement 2025	76

Compensation Tables
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our revenue during the five most recently completed fiscal years.
Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the five most recently completed fiscal years to that of the S&P Healthcare Equipment Select Industry Index.

Table of Contents	iRhythm Proxy Statement 2025	77

Compensation Tables
Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table presents the financial and non-financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEO and non-PEO NEOs for 2024 to Company performance. The measures in the table below are not ranked.

Revenue	Adjusted EBITDA	Unit Volume Growth

Table of Contents	iRhythm Proxy Statement 2025	78

Compensation Tables
Equity Compensation Plan Information

The following table presents information as of December 31, 2024, with respect to compensation plans under which shares of our common stock may be issued.

	Number of securities to be issued upon exercise or release of outstanding securities (#)(3)	Weighted-average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)(4)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders (2)	2,727,266	41.32	5,656,224
Equity compensation plans not approved by stockholders	—	—	—
Total	2,727,266	41.32	5,656,224
1.The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of restricted stock units, since restricted stock units have no exercise price.
2.Includes our (i) 2016 Equity Incentive Plan (the “2016 EIP”), (ii) 2016 Employee Stock Purchase Plan (the “2016 ESPP”) and (iii) 2006 Stock Plan.
3.Includes (i) 2,522,600 shares subject to outstanding awards granted under the 2016 EIP, of which 233,388 shares were subject to outstanding options and 2,289,212 shares were subject to outstanding restricted stock unit awards and (ii) 49,205 shares subject to outstanding awards granted under the 2006 Stock Plan, of which 49,205 shares were subject to outstanding options and no shares were subject to outstanding restricted stock unit awards.
4.As of December 31, 2024, there were 6,128,664 shares of common stock available for issuance under the 2016 EIP. The number of shares of our common stock reserved for issuance under our 2016 EIP was not automatically increased on January 1, 2025, as the Compensation and Human Capital Management Committee eliminated the Evergreen Provision at its November 2024 meeting. As of December 31, 2024, there were 241,635 shares of common stock available for issuance under the 2006 Stock Plan. To the extent outstanding awards under the 2006 Stock Plan are forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under either plan, the shares of common stock subject to such awards will not be available for future issuance under the 2016 EIP.

Table of Contents	iRhythm Proxy Statement 2025	79

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 3, 2025, by:
•each of our NEOs;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 31,600,070 shares of common stock outstanding as of March 3, 2025. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 3, 2025, or restricted stock units that may vest and settle within 60 days of March 3, 2025, are deemed to be outstanding and to be beneficially owned by the person holding the stock options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o iRhythm Technologies, Inc., 699 8th Street, Suite 600, San Francisco, California 94103.

Table of Contents	iRhythm Proxy Statement 2025	80

Security Ownership of Certain Beneficial Owners and Management

	Beneficial Ownership
Name of Beneficial Owner	Number	Percentage

Directors and named executive officers:

Quentin Blackford	107,058	*

Daniel Wilson	22,699	*

Patrick Murphy	29,342	*

Chad Patterson	22,406	*

Minang (Mintu) Turakhia, M.D., M.S.	13,661	*

Brice Bobzien(5)	6,651	*

Abhijit Talwalkar(1)	41,330	*

C. Noel Bairey Merz, M.D.	5,774	*

Bruce Bodaken(2)	9,667	*

Karen Ling	6,369	*

Mojdeh Poul	800	*

Mark Rubash(3)	34,490	*

Ralph Snyderman, M.D.(4)	13,928	*

Brian Yoor	800	*

All executive officers and directors as a group (16 persons)(6)	331,184	1.1%

Other 5% or greater stockholders:

Sands Capital Management, LLC(7)	3,176,702	10.1%

The Vanguard Group, Inc.(8)	3,136,370	9.9%

Artisan Partners Limited Partnership(9)	2,762,734	8.7%

BlackRock Inc.(10)	2,374,775	7.5%

Capital Research Global Investors(11)	1,637,026	5.2%

* Less than one percent.
1.Consists of (i) 17,100 shares of common stock; and (ii) 24,230 shares issuable upon the exercise of options exercisable within 60 days of March 3, 2025.
2.Consists of (i) 9,439 shares of common stock; and (ii) 228 shares issuable upon the exercise of options exercisable within 60 days of March 3, 2025.
3.Consists of (i) 10,589 shares of common stock; and (ii) 23,901 shares issuable upon the exercise of options exercisable within 60 days of March 3, 2025.
4.Consists of (i) 10,089 shares of common stock; and (ii) 3,839 shares issuable upon the exercise of options exercisable within 60 days of March 3, 2025.
5.Mr. Bobzien resigned as our Chief Financial Officer effective August 31, 2024. Mr. Bobzien holds 553 shares in The Bobzien Family Trust, with Mr. Bobzien serving as a trustee.
6.Consists of (i) 278,986 shares of common stock; and (ii) 52,198 shares issuable upon the exercise of options exercisable within 60 days of March 3, 2025.
7.This information is based solely on a Form 13F-HR (Institutional investment manager holdings report) filed by Sands Capital Management, LLC (“SCM”) with the SEC on February 2, 2025 reporting their beneficial ownership as of December 31, 2024. The Schedule 13F-HR reports that SCM have sole voting authority over 2,114,770 shares, shared voting authority over 0 shares, and no voting authority over 1,061,932 shares. The address of SCM is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209.
8.This information is based solely on a Schedule 13G/A filed with the SEC on January 8, 2025 by The Vanguard Group reporting its beneficial ownership as of December 31, 2024. The Schedule 13G/A reports that The Vanguard Group has sole voting power over 0 shares, shared voting power over 58,275 shares, sole dispositive power over 3,042,059 shares and shared dispositive power over 94,311 shares. The address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

Table of Contents	iRhythm Proxy Statement 2025	81

Security Ownership of Certain Beneficial Owners and Management
9.This information is based solely on a Form 13F-HR (Institutional investment manager holdings report) filed with the SEC on February 2, 2025 reporting beneficial ownership as of December 31, 2024. The Form 13F-HR was filed by Artisan Partners Limited Partnership (“APLP”). The Form 13F-HR reports that APLP has sole voting authority over 2,400,494 shares, shared voting authority over 0 shares, and no voting authority over 362,240 shares. The address of APLP is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.
10.This information is based solely on a Form 13F-HR (Institutional investment manager holdings report) filed with the SEC on February 7, 2025 by Blackrock, Inc. reporting its beneficial ownership as of December 31, 2024. The Form 13F-HR reports that BlackRock, Inc. has sole voting authority over 2,346,155 shares, shared voting authority over 0 shares, and no voting authority over 28,620 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
11.This information is based solely on a Schedule 13G filed with the SEC on February 13, 2025 by Capital Research Global Investors (“CRGI”) reporting its beneficial ownership as of December 31, 2024. The Schedule 13G reports that CRGI has sole voting power over 1,637,026, shared voting power over 0 shares, sole dispositive power over 1,637,026 shares and shared dispositive power over 0 shares. The Schedule 13G also states that CRGI is a division of Capital Research and Management Company ("CRMC"), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the "investment management entities"). CRGI's divisions of each of the investment management entities collectively provide investment management services under the name "Capital Research Global Investors." The address of CRGIs is 333 South Hope Street, 55th Fl., Los Angeles, CA 90071.

Table of Contents	iRhythm Proxy Statement 2025	82

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions
From January 1, 2024 to the present, there have been no transactions, and there are currently no proposed transactions, to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, except the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Non-Employee Director Compensation,” respectively.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest. A “related person” means executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its Audit Committee charter, the Audit Committee has the responsibility to review related party transactions.

Table of Contents	iRhythm Proxy Statement 2025	83

General Information About the Meeting
General Information About the Meeting
Proxy Statement for the 2025 Annual Meeting of Stockholders
IRHYTHM TECHNOLOGIES, INC.
699 8th Street, Suite 600
San Francisco, California 94103
Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the Board of Directors of iRhythm Technologies, Inc. for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at on Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting (the “Proxy Statement”) and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 16, 2025. Our Annual Report for the year ended December 31, 2024, is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
Internet Availability of Proxy Materials
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.
Purpose of the Annual Meeting
You are receiving this Proxy Statement because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in- person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact.
Record Date; Quorum
Only holders of record of our common stock at the close of business on April 3, 2025, (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 31,920,310 shares of common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 272,335 shares of common stock at the Annual Meeting, or approximately 0.85% of the voting power of the shares of our common stock outstanding on such date. For at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 699 8th Street, Suite 600, San Francisco, California 94103.
The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Table of Contents	iRhythm Proxy Statement 2025	84

General Information About the Meeting
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at www.proxyvote.com.
•You may log in to the meeting platform beginning at 8:45 a.m. Pacific Time on May 28, 2025. The meeting will begin promptly at 9:00 a.m. Pacific Time.
•You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualstockholdermeeting.com/IRTC2025.
•Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
•If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualstockholdermeeting. com/IRTC2025, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of iRhythm, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting). A webcast replay of the Annual Meeting, including the Q&A session, will be archived on the “Investor Relations” section of our website, which is located at https://investors.irhythmtech.com.
•If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualstockholdermeeting.com/IRTC2025. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee
If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Required Vote
Each director will be elected by a plurality of the votes cast, which means that the eight individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or vote “FOR ALL EXCEPT” one or more of the nominees you specify.
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, will be obtained if the affirmative vote of a majority of the shares of our common stock present in attendance or by proxy at the virtual Annual Meeting and entitled to vote thereon vote for approval.
Approval, on a non-binding advisory basis, of the compensation of our NEOs will be obtained if the majority of the shares of our common stock present in attendance or by proxy at the virtual Annual Meeting and entitled to vote thereon vote for approval.

Table of Contents	iRhythm Proxy Statement 2025	85

General Information About the Meeting
Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page
PROPOSAL 1	The election of the eight directors named in this Proxy Statement.	FOR all nominees	29
PROPOSAL 2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR ratification of the appointment	35
PROPOSAL 3	We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our NEOs.	FOR approval on an advisory basis	37
None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon other than Proposal No. 3.
Abstentions and Withhold Votes; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions or withhold votes will have no effect on Proposal No. 1, Proposal No. 2, or Proposal No. 3.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it will have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on the outcome of Proposal No. 1 and Proposal No. 3.
Voting Instructions; Voting of Proxies

Vote By Internet
You may vote via the virtual meeting website - any stockholder can attend the Annual Meeting by visiting www.virtualstockholdermeeting.com/IRTC2025 where stockholders may vote and submit questions during the meeting. The meeting starts at 9:00 a.m. Pacific Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

Vote By Telephone or Internet	You may vote by telephone or through the Internet - in order to do so, please follow the instructions shown on your proxy card.

Vote By Mail
You may vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time /11:59 p.m. Eastern on May 27, 2025. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Table of Contents	iRhythm Proxy Statement 2025	86

General Information About the Meeting
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

Table of Contents	iRhythm Proxy Statement 2025	87

Additional Information
Additional Information
Stockholder Proposals to be Presented at Next Annual Meeting
Our amended and restated bylaws provide that, for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at iRhythm Technologies, Inc., 699 8th Street, Suite 600, San Francisco, California 94103, Attn: Corporate Secretary.
To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 9:00 a.m. Pacific Time on January 31, 2026, and not later than 5:00 p.m. Pacific Time on March 2, 2026. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our restated bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 annual meeting of stockholders must be received by us not later than December 17, 2025, in order to be considered for inclusion in our proxy materials for that meeting.
Available Information
We will mail, without charge, upon written request, a copy of our Annual Report for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
iRhythm Technologies, Inc.
699 8th Street, Suite 600
San Francisco, California 94103
Attn: Corporate Secretary
The Annual Report is also available at https://investors.irhythmtech.com under “SEC Filings” in the “Financials” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, or you are in possession of stock certificates: visit www.shareowneronline.com and log into your account to enroll.
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Equiniti Trust Company, our transfer agent, by phone at (800) 401-1957 (US residents) or visit www.shareowneronline. com with questions about electronic delivery.
“Householding” (Stockholders Sharing the Same Last Name and Address)
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

Table of Contents	iRhythm Proxy Statement 2025	88

Additional Information
This year, a number of brokers with account holders who are our stockholders will be “householding” our Annual Report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report and other proxy materials, you may write our Corporate Secretary at 699 8th Street, Suite 600, San Francisco, California 94103, Attn: Corporate Secretary, telephone number (415) 632-5700.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Corporate Secretary at the address or telephone number listed above.

Table of Contents	iRhythm Proxy Statement 2025	89

Other Matters
Other Matters
Our Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Table of Contents	iRhythm Proxy Statement 2025	90

Other Matters
APPENDIX A
Non-GAAP Financial Measures
Adjusted EBITDA excludes stock-based compensation expense, impairment and restructuring charges, business transformation costs, and loss on extinguishment of debt. Business transformation costs include costs associated with professional services, employee termination and relocation, third-party merger and acquisition, integration, and other costs to augment and restructure the organization, inclusive of both outsourced and offshore resources. Adjusted EBITDA margin is computed comparing Adjusted EBITDA to Revenues.

IRHYTHM TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Financial Information (In thousands)
(Unaudited)

Adjusted EBITDA reconciliation:	Year Ended December 31, 2024
Net loss	$(113,289)
Interest expense	12,821
Interest income	(21,938)
Changes in fair value of strategic investments	(1,902)
Income tax provision	565
Depreciation and amortization	20,715
Stock-based compensation	75,978
Impairment charges	641
Business transformation costs	11,072
Loss on extinguishment of debt	7,589
Adjusted EBITDA	$(7,748)

Adjusted EBITDA margin
Revenue	$591,839
Adjusted EBITDA margin (1)	(1.3)%
1.Adjusted EBITDA margin for the year-end December 31, 2024, includes $32.4 million of acquired in-process research and development expense.

Table of Contents	iRhythm Proxy Statement 2025	91

Other Matters
Proxy Card

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IRTC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68518-P31465

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

IRHYTHM TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR ALL directors nominated under proposal 1:

	For All	Withhold All	For All Except
1. To elect eight directors to serve until our 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) C. Noel Bairey Merz, M.D.
02) Quentin Blackford
03) Bruce Bodaken
04) Karen Ling
05) Mark Rubash
06) Ralph Snyderman, M.D.
07) Abhijit Talwalkar
08) Brian Yoor

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.	O	O	O
3. To approve, on a non-binding advisory basis, the named executive officer compensation.	O	O	O

NOTE: In their discretion, the proxies may transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Table of Contents	iRhythm Proxy Statement 2025	92

Other Matters

Table of Contents	iRhythm Proxy Statement 2025	93

Other Matters

Table of Contents	iRhythm Proxy Statement 2025	94